                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                  SCHEDULE 14A
                                 (RULE 14a-101)
                            SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                   Exchange Act of 1934 (Amendment No.      )
Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-12

                             RPM International Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          ----------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

          ----------------------------------------------------------------------

     (5)  Total fee paid:

          ----------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ----------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

          ----------------------------------------------------------------------

     (3)  Filing Party:

          ----------------------------------------------------------------------

     (4)  Date Filed:

          ----------------------------------------------------------------------

          RPM INTERNATIONAL INC. - 2628 Pearl Road - P.O. Box 777 - Medina, Ohio
                                                            44258 - 330-273-5090

[RPM LOGO]

THOMAS C. SULLIVAN
     Chairman

                                                                 August 25, 2005

TO RPM INTERNATIONAL STOCKHOLDERS:

     I would like to extend a personal invitation for you to join us at this year's Annual Meeting of RPM Stockholders which will be held at 2:00 p.m., Eastern Daylight Time, Friday, October 7, 2005, at the Holiday Inn Select located at Interstate 71 and Route 82 East, Strongsville, Ohio.

     At this year's Annual Meeting, you will vote on the election of four Directors. In addition, we look forward to giving you a progress report on the first quarter of our current fiscal year, which will end on August 31. As in the past, there will be an informal discussion of the Company's activities, during which time your questions and comments will be welcomed.

     We hope that you are planning to attend the Annual Meeting personally, and we look forward to seeing you. Whether or not you expect to attend in person, the return of the enclosed Proxy as soon as possible would be greatly appreciated and will ensure that your shares will be represented at the Annual Meeting. If you do attend the Annual Meeting, you may, of course, withdraw your Proxy should you wish to vote in person.

     On behalf of the Directors and management of RPM, I would like to thank you for your continued support and confidence.

                                        Sincerely yours,

                                        /s/ Thomas C. Sullivan
                                        THOMAS C. SULLIVAN

                                   [RPM LOGO]

                        2628 PEARL ROAD  -  P.O. BOX 777
                               MEDINA, OHIO 44258

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

     Notice is Hereby Given that the Annual Meeting of Stockholders of RPM International Inc. will be held at the Holiday Inn Select located at Interstate 71 and Route 82 East, Strongsville, Ohio, on Friday, October 7, 2005, at 2:00 P.M., Eastern Daylight Time, for the following purposes:

     (1) To elect four Directors in Class III for a three-year term ending in 2008; and

     (2) To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

     Holders of shares of Common Stock of record at the close of business on August 12, 2005 are entitled to receive notice of and to vote at the Annual Meeting.

     By Order of the Board of Directors.

                                           P. KELLY TOMPKINS
                                             Secretary

August 25, 2005

        Please fill in and sign the enclosed Proxy and return the Proxy in the envelope enclosed herewith.

                                   [RPM LOGO]

                        2628 PEARL ROAD  -  P.O. BOX 777
                               MEDINA, OHIO 44258

                                PROXY STATEMENT

                       MAILED ON OR ABOUT AUGUST 25, 2005

          ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON OCTOBER 7, 2005

     This Proxy Statement is furnished in connection with the solicitation of Proxies by the Board of Directors of RPM International Inc. (the "Company") to be used at the Annual Meeting of Stockholders of the Company to be held on October 7, 2005, and any adjournment or postponement thereof. The time, place and purposes of the Annual Meeting are stated in the Notice of Annual Meeting of Stockholders which accompanies this Proxy Statement.

     The accompanying Proxy is solicited by the Board of Directors of the Company. All validly executed Proxies received by the Board of Directors of the Company pursuant to this solicitation will be voted at the Annual Meeting, and the directions contained in such Proxies will be followed in each instance. If no directions are given, the Proxy will be voted FOR the election of the four nominees listed on the Proxy.

     Any person giving a Proxy pursuant to this solicitation may revoke it. A stockholder, without affecting any vote previously taken, may revoke a Proxy by giving notice to the Company in writing, in open meeting or by a duly executed Proxy bearing a later date.

     The expense of soliciting Proxies, including the cost of preparing, assembling and mailing the Notice, Proxy Statement and Proxy, will be borne by the Company. The Company may pay persons holding shares for others their expenses for sending proxy materials to their principals. In addition to solicitation of Proxies by mail, the Company's Directors, officers and employees, without additional compensation, may solicit Proxies by telephone, telegraph, and personal interview.

                                 VOTING RIGHTS

     The record date for determination of stockholders entitled to vote at the Annual Meeting was the close of business on August 12, 2005. On that date, the Company had 117,654,373 shares of Common Stock, par value $0.01 per share (the "Common Stock"), outstanding and entitled to vote at the Annual Meeting. Each share of Common Stock is entitled to one vote.

     At the Annual Meeting, in accordance with the General Corporation Law of the State of Delaware and the Company's Amended and Restated By-Laws, the inspectors of election appointed by the Board of Directors for the Annual Meeting will determine the presence of a quorum and will tabulate the results of stockholder voting. As provided by the General Corporation Law of the State of Delaware and the Company's Amended and Restated By-Laws, holders of shares entitling them to exercise a majority of the voting power of the Company, present in person or by proxy at the Annual Meeting, will constitute a quorum for such meeting. Under applicable Delaware law, if a broker returns a Proxy and has not voted on a certain proposal, such broker non-votes will count for purposes of determining a quorum. The shares represented at the Annual Meeting by Proxies, which are marked, with respect to the election of Directors, "withheld" will be counted as shares present for the purpose of determining whether a quorum is present.

     Nominees for election as Directors receiving the greatest number of votes will be elected Directors. Votes that are withheld or broker non-votes in respect of the election of Directors will not be counted in determining the outcome of the election. The General Corporation Law of the State of Delaware provides that stockholders cannot elect Directors by cumulative voting unless a company's certificate of incorporation so provides. The Company's Amended and Restated Certificate of Incorporation does not provide for cumulative voting.

              STOCK OWNERSHIP OF PRINCIPAL HOLDERS AND MANAGEMENT

     The following table sets forth the beneficial ownership of shares of Common Stock as of May 31, 2005, unless otherwise indicated, by (i) each person or group known by the Company to own beneficially more than 5% of the outstanding shares of Common Stock, (ii) each Director and nominee for election as a Director of the Company, (iii) each executive officer named in the Executive Compensation tables below and (iv) all Directors and executive officers as a group. All information with respect to beneficial ownership has been furnished by the respective Director, nominee for election as a Director, or executive officer, as the case may be. Unless otherwise indicated below, each person named below has sole voting and investment power with respect to the number of shares set forth opposite his or her respective name. The address of each Director nominee, Director and executive officer is 2628 Pearl Road, P.O. Box 777, Medina, Ohio 44258.

                                                             NUMBER OF SHARES
                                                             OF COMMON STOCK     PERCENTAGE OF
                                                               BENEFICIALLY        SHARES OF
                 NAME OF BENEFICIAL OWNER                        OWNED(1)       COMMON STOCK(1)
                 ------------------------                    ----------------   ---------------
Barclays Global Investors, NA(2)...........................     6,030,321             5.13%
45 Fremont Street
San Francisco, CA 94105
National City Corp.(3).....................................     5,902,553             5.02%
1900 East Ninth Street
Cleveland, OH 44114
Max D. Amstutz(4)..........................................        29,243                *
Edward B. Brandon(5).......................................        29,400                *
Bruce A. Carbonari(6)......................................         4,400                *
Paul G. P. Hoogenboom(7)...................................        99,225                *
James A. Karman(8).........................................       568,644               .5
Robert L. Matejka(9).......................................       118,094               .1
Donald K. Miller(10).......................................        14,400                *
William A. Papenbrock(11)..................................        23,142                *
Albert B. Ratner(12).......................................        10,650                *
Charles A. Ratner(13)......................................             0                *
Ronald A. Rice(14).........................................       161,319               .1
Frank C. Sullivan(15)......................................       717,073               .6
Thomas C. Sullivan(16).....................................       810,465               .7
William B. Summers, Jr.(17)................................        12,000                *
Jerry Sue Thornton(18).....................................         4,400                *
P. Kelly Tompkins(19)......................................       184,773               .2
Joseph P. Viviano(20)......................................        14,400                *
All Directors and executive officers as a group (twenty
  persons including the directors and executive officers
  named above)(21).........................................     3,327,122              2.8

---------------

  *  Less than .1%.

 (1) In accordance with Securities and Exchange Commission ("Commission") rules, each beneficial owner's holdings have been calculated assuming full exercise of outstanding options covering Common Stock, if any, exercisable by such owner within 60 days after May 31, 2005, but no exercise of outstanding options covering Common Stock held by any other person.

 (2) According to a Schedule 13G filed with the Commission on February 14, 2005, the following entities, which are affiliates of one another, may be deemed to beneficially own all of the shares of Common Stock reflected in the table above as of December 31, 2004 and have sole voting power with respect to 5,527,184 shares of Common Stock, sole dispositive power with respect to all of the shares of Common Stock, and shared voting or shared dispositive power with respect to no shares of Common Stock. The following affiliates own Common Stock in the amounts and manner indicated: Barclays Global Investors, N.A., beneficial owner of 3,124,361 shares of Common Stock, with sole voting power with respect to 2,624,193 shares of Common Stock and sole dispositive power with respect to 3,124,193 shares of Common Stock; and Barclays Global Fund Advisors, beneficial owner of 2,905,960 shares of Common Stock, with sole voting power with respect to 2,902,991 shares of Common Stock and sole dispositive power with respect to 2,905,960 shares of Common Stock. The Schedule 13G states that the shares reported are held in trust accounts for the economic benefit of the beneficiaries of those accounts.

 (3) According to a Schedule 13G filed with the Commission on February 14, 2005, National City Corp., as of December 31, 2004, has sole voting power over 198,359 shares of Common Stock, shared voting power over 5,692,269 shares of Common Stock, sole dispositive power over 77,291 shares of Common Stock, and shared dispositive power over 118,263 shares of Common Stock shown in the table above.

 (4) Dr. Amstutz is a Director of the Company.

 (5) Mr. Brandon is a Director of the Company.

 (6) Mr. Carbonari is a Director of the Company.

 (7) Mr. Hoogenboom is an executive officer of the Company. His ownership is comprised of 51,023 shares of Common Stock which he owns directly, 46,250 shares which he has the right to acquire within 60 days of May 31, 2005 through the exercise of stock options, and approximately 1,481 shares held by Wachovia Bank N.A., as trustee of the RPM International Inc. 401(k) Plan which represents Mr. Hoogenboom's approximate percentage ownership of the total shares held in the RPM International Inc. 401(k) Plan as of May 31, 2005. Mr. Hoogenboom also has a total of 471 stock equivalent units in the Company's Deferred Compensation Program.

 (8) Mr. Karman is a Director of the Company. Mr. Karman's ownership is comprised of 97,522 shares of Common Stock which he owns directly, 127,372 shares of Common Stock which are held by a family-owned corporation of which Mr. Karman is an officer and director and 343,750 shares of Common Stock which he has the right to acquire within 60 days after May 31, 2005 through the exercise of stock options. Ownership of the shares held by the family-owned corporation is attributed to Mr. Karman pursuant to Commission rules.

 (9) Mr. Matejka is an executive officer of the Company. Mr. Matejka's ownership is comprised of 59,299 shares of Common Stock which he owns directly, 57,500 shares which he has the right to acquire within 60 days of May 31, 2005 through the exercise of stock options, and approximately 899 shares held by Wachovia Bank, N.A., as trustee of the RPM International Inc. 401(k) Plan, which represents Mr. Matejka's approximate percentage ownership of the total shares of Common Stock held in the RPM International Inc. 401(k) Plan as of May 31, 2005. He also has 396 stock equivalent units in the Company's Deferred Compensation Program.

(10) Mr. Miller is a Director of the Company.

(11) Mr. Papenbrock is a Director of the Company.

(12) Mr. Ratner is a Director of the Company. Mr. Ratner is retiring from the Board of Directors as of the date of this year's Annual Meeting.

(13) Mr. Charles A. Ratner is a Director nominee of the Company.

(14) Mr. Rice is an executive officer of the Company. His ownership is comprised of 56,142 shares of Common Stock which he owns directly, 100,450 shares which he has the right to acquire within 60 days of May 31, 2005 through the exercise of stock options, and approximately 3,313 shares held by Wachovia Bank, N.A., as trustee of the RPM International Inc. 401(k) Plan, which represents Mr. Rice's approximate percentage ownership of the total shares held in the plan as of May 31, 2005. Mr. Rice also has a total of 1,414 stock equivalent units in the Company's Deferred Compensation Program.

(15) Mr. Frank C. Sullivan is a Director and an executive officer of the Company. Mr. Sullivan's ownership is comprised of 275,867 shares of Common Stock which he owns directly, 7,266 shares which he holds as Custodian for his sons, 427,500 shares of Common Stock which he has the right to acquire within 60 days after May 31, 2005 through the exercise of stock options, and approximately 3,056 shares held by Wachovia Bank, N.A., as trustee of the RPM International Inc. 401(k) Plan, which represents Mr. Sullivan's approximate percentage ownership of the total shares of Common Stock held in the RPM International Inc. 401(k) Plan as of May 31, 2005. Ownership of the shares held as Custodian for his sons is attributed to Mr. Sullivan pursuant to Commission rules. Mr. Sullivan also has a total of 3,384 stock equivalent units in the Company's Deferred Compensation Program.

(16) Mr. Thomas C. Sullivan is Chairman of the Board of Directors of the Company. Mr. Sullivan's ownership is comprised of 214,352 shares of Common Stock which he owns directly, 17,363 shares which are owned by his wife and 578,750 shares of Common Stock which he has the right to acquire within 60 days after May 31, 2005 through the exercise of stock options. Ownership of the shares of Common Stock held by his wife is attributed to Mr. Sullivan pursuant to Commission rules.

(17) Mr. Summers is a Director of the Company.

(18) Dr. Thornton is a Director of the Company. Dr. Thornton has elected to receive her Directors' fees in the form of stock equivalent units in connection with the Company's Deferred Compensation Program. As of May 31, 2005, Dr. Thornton had approximately 17,740 stock equivalent units in the Deferred Compensation Program.

(19) Mr. Tompkins is an executive officer of the Company. Mr. Tompkins's ownership is comprised of 59,824 shares of Common Stock which he owns directly, 121,350 shares which he has the right to acquire within 60 days after May 31, 2005 through the exercise of stock options, and approximately 2,618 shares held by Wachovia Bank, N.A., as trustee of the RPM International Inc. 401(k) Plan, which represents Mr. Tompkins's approximate percentage ownership of the total shares of Common Stock held in the RPM International Inc. 401(k) Plan as of May 31, 2005. Mr. Tompkins also has a total of 981 stock equivalent units in the Company's Deferred Compensation Program.

(20) Mr. Viviano is a Director of the Company.

(21) The number of shares of Common Stock shown as beneficially owned by the Company's Directors and executive officers as a group on May 31, 2005 includes 2,062,375 shares which the Company's Directors and executive officers as a group have the right to acquire within 60 days after said date through the exercise of stock options granted to them under the Company's stock option plans, and approximately 20,542 shares of Common Stock held by Wachovia Bank, N.A., as trustee of the RPM International Inc. 401(k) Plan, which represents the group's approximate percentage ownership of the total shares of Common Stock held in the RPM International Inc. 401(k) Plan as of May 31, 2005.

                             ELECTION OF DIRECTORS

     The authorized number of Directors of the Company presently is fixed at twelve, with the Board of Directors divided into three Classes of four Directors each. The term of office of one Class of Directors expires each year, and at each Annual Meeting of Stockholders the successors to the Directors of the Class whose term is expiring at that time are elected to hold office for a term of three years.

     The term of office of Class III of the Board of Directors expires at this year's Annual Meeting of Stockholders. The term of office of the persons elected Directors in Class III at this year's Annual Meeting will expire at the time of the Annual Meeting held in 2008. Each Director in Class III will serve until the expiration of that term or until his or her successor shall have been duly elected. The Board of Directors' nominees for election as Directors in Class III are Dr. Max D. Amstutz, Charles A. Ratner, William B. Summers, Jr. and Dr. Jerry Sue Thornton. Each of Dr. Amstutz, Dr. Thornton and Mr. Summers currently serves as a Director in Class III. The Company has an informal retirement policy which provides that directors over the age of 75 normally do not stand for reelection. Pursuant to this policy, Albert B. Ratner, a Director in Class III, will retire as a Director effective as of the expiration of his term at the time of this year's Annual Meeting. To fill the vacancy that will be created by the retirement of Mr. Albert B. Ratner, the Board, upon the recommendation of the Governance and Nominating Committee, has nominated Charles A. Ratner to stand for election as a Director in Class III. Mr. Charles A. Ratner was initially recommended to the Governance and Nominating Committee by the Chief Executive Officer. Mr. Charles A. Ratner is a first cousin to Mr. Albert B. Ratner.

     Dr. Max D. Amstutz, age 76 and a Director in Class III, has agreed to stand for reelection at this year's Annual Meeting, despite the Company's informal retirement policy. At the request of the Board and the Governance and Nominating Committee, Dr. Amstutz has agreed to serve as a Director until such time as the Governance and Nominating Committee has found a qualified successor who possesses significant experience in international business and finance.

     The Proxy holders named in the accompanying Proxy or their substitutes will vote such Proxy at the Annual Meeting or any adjournment or postponement thereof for the election as Directors of the four nominees unless the stockholder instructs, by marking the appropriate space on the Proxy, that authority to vote is withheld. If any nominee should become unavailable for election (which contingency is not now contemplated or foreseen), it is intended that the shares represented by the Proxy will be voted for such substitute nominee as may be named by the Board of Directors. In no event will the accompanying Proxy be voted for more than four nominees or for persons other than those named below and any such substitute nominee for any of them.

                                         NOMINEES FOR ELECTION

[Dr. Max D. Amstutz photo]

                                 DR. MAX D. AMSTUTZ, age 76 -- Director since 1995
                                 Director, Finter Bank Zurich, Switzerland since 1994 (interim Chairman from 2001 to 2003); Director and Chairman of the Audit Committee of
                                 Precious Woods Holding Ltd., Switzerland since 1993. From 1998 to 2002,
                                 Dr. Amstutz was the Chairman of SGS-Societe Generale de Surveillance
                                 Holding S.A., Geneva Switzerland, a world leader in verification, testing and certification. From 1970 to 1994, Dr. Amstutz was Managing
                                 Director of Holderbank Financiere Glaris Ltd., a world leader in cement. From 1994 to 2000, Dr. Amstutz was Chairman and Chief Executive
                                 Officer of Von Roll Holding Ltd., a designer and manufacturer of environmental technology products, electrotechnical and industrial insulation systems and industrial metal specialties, and from 1986 to
                                 1999, was Vice Chairman of Alusuisse -- Lonza Holding Ltd., a
                                 conglomerate of chemical, aluminum and packaging firms. Dr. Amstutz received his degree in Business Administration and a Doctorate of
                                 Economics from the University of Berne, Switzerland.
                                 SHARES OF COMMON STOCK BENEFICIALLY OWNED:      NOMINEE TO CLASS III
                                 29,243                                          (TERM EXPIRING IN 2008)

[Charles A Ratner photo]

                                 CHARLES A. RATNER, age 64
                                 Chief Executive Officer and President of Forest City Enterprises, since
                                 1995. Mr. Ratner serves as a Director of American Greetings Corpora-
                                 tion. Mr. Ratner also serves as a trustee of the Mandel Associated
                                 Foundations, David and Inez Myers Foundation, University Hospitals
                                 Health System and Mt. Sinai Health Care Foundation, and Mr. Ratner
                                 currently serves on the boards of The Musical Arts Association, Greater
                                 Cleveland Partnership, United Way Services and Jewish Community
                                 Federation.
                                 SHARES OF COMMON STOCK BENEFICIALLY OWNED: 0    NOMINEE TO CLASS III
                                                                                 (TERM EXPIRING IN 2008)

[William B. Summers, Jr. photo]

                                 WILLIAM B. SUMMERS, JR., age 55 -- Director since 2004
                                 Chairman of McDonald Investments Inc., an investment banking and securities firm and a subsidiary of KeyCorp, since 1994. From 1994 until 2000, Mr. Summers was the Chief Executive Officer of McDonald
                                 Investments Inc. and from 1998 until 2000, Mr. Summers was the Chairman of Key Capital Partners and an Executive Vice President of KeyCorp. Mr.
                                 Summers is a Director of Developers Diversified Realty Corporation and
                                 Greatbatch, Inc. and a member of the Advisory Board of Molded Fiber
                                 Glass Companies and the Board of Executives of the New York Stock
                                 Exchange.
                                 SHARES OF COMMON STOCK BENEFICIALLY OWNED:      NOMINEE TO CLASS III
                                 12,000                                          (TERM EXPIRING IN 2008)


[Dr. Jerry Sue Thornton photo]

                                 DR. JERRY SUE THORNTON, age 58 -- Director since 1999

                                 President of Cuyahoga Community College since 1992. From 1985 to 1992,
                                 Dr. Thornton served as President of Lakewood Community College in White
                                 Bear Lake, Minnesota. She received her Ph.D. from the University of
                                 Texas at Austin and her M.A. and B.A. from Murray State University. Dr.
                                 Thornton is also a Director of National City Corporation, American
                                 Greetings Corporation and Applied Industrial Technologies, Inc. Dr.
                                 Thornton is also a board member of United Way of Cleveland, Greater
                                 Cleveland Partnership and the Rock and Roll Hall of Fame and
                                 Museum -- Cleveland and New York.
                                 SHARES OF COMMON STOCK BENEFICIALLY OWNED:      NOMINEE TO CLASS III
                                 4,400*                                          (TERM EXPIRING IN 2008)

                   DIRECTORS WHOSE TERMS OF OFFICE WILL CONTINUE AFTER ANNUAL MEETING

[Bruce A. Carbonari photo]

                                 BRUCE A. CARBONARI, age 49 -- Director since 2002
                                 President and Chief Executive Officer of Fortune Brands Home and
                                 Hardware, a consumer products company specializing in kitchen, bath and related products. Fortune Brands operating units include Moen
                                 Incorporated, a producer of residential and commercial plumbing prod-
                                 ucts. Prior to joining the Moen business as President and Chief
                                 Operating Officer in 1990, Mr. Carbonari was Executive Vice President
                                 and Chief Financial Officer of Stanadyne, Inc., Moen's parent company at that time. He began his career at PricewaterhouseCoopers prior to joining Stanadyne in 1981. Mr. Carbonari also serves on the board of the Rock and Roll Hall of Fame and Museum.
                                 SHARES OF COMMON STOCK BENEFICIALLY OWNED:      DIRECTOR IN CLASS II
                                 4,400                                           (TERM EXPIRING IN 2006)

[James A. Karman photo]

                                 JAMES A. KARMAN, age 68 -- Director since 1963
                                 Mr. Karman holds a B.S. degree from Miami University (Ohio) and an
                                 M.B.A. degree from the University of Wisconsin. Mr. Karman taught corporate finance at the University of Wisconsin and was an Invest-
                                 ment Manager at The Union Bank & Trust Company, Grand Rapids, Michigan,
                                 prior to joining RPM. From October 1973 through September 1978, Mr.
                                 Karman served as our Executive Vice President, Secretary and Treasurer
                                 and, prior to that time, as Vice President -- Finance and Treasurer.
                                 From September 1978 to August 1999, he served as our President and
                                 Chief Operating Officer. Mr. Karman also served as Chief Financial
                                 Officer from October 1982 to October 1993, and again from June 2001 to
                                 October 2001. He was Vice Chairman from 1999 to 2002. Mr. Karman is a
                                 Director of A. Schulman, Inc.
                                 SHARES OF COMMON STOCK BENEFICIALLY OWNED:      DIRECTOR IN CLASS II
                                 568,644                                         (TERM EXPIRING IN 2006)

---------------

* Dr. Thornton has elected to participate in the Company's Deferred Compensation Program, and is
  deferring the payment of her Directors' fees in the form of stock equivalent units. As of May 31,
  2005, Dr. Thornton had approximately 17,740 stock equivalent units in the Deferred Compensation
  Program.


[Donald K. Miller photo]

                                 DONALD K. MILLER, age 73 -- Director since 1972
                                 Chairman of Axiom International Investors LLC, an international equity asset management firm, since 1999. From 1986 to 1996, Mr. Miller was
                                 Chairman of Greylock Financial Inc., a venture capital firm. Formerly,
                                 Mr. Miller served as Chairman and CEO of Thomson Advisory Group L.P.
                                 ("Thomson"), a money management firm, from November 1990 to March 1993 and Vice Chairman from April 1993 to November 1994 when Thomson became
                                 PIMCO Advisors L.P. Mr. Miller served as Director of PIMCO Advisors,
                                 L.P. from November 1994 to December 1997. Mr. Miller is a Director of
                                 Layne Christensen Company, a successor corporation to Christensen
                                 Boyles Corporation, a supplier of mining products and services, where
                                 Mr. Miller served as Chairman from January 1987 through December 1995.
                                 Mr. Miller received his B.S. degree from Cornell University and his
                                 M.B.A. degree from Harvard University Graduate School of Business
                                 Administration.
                                 SHARES OF COMMON STOCK BENEFICIALLY OWNED:      DIRECTOR IN CLASS II
                                 14,400                                          (TERM EXPIRING IN 2006)

[Joseph P. Viviano photo]

                                 JOSEPH P. VIVIANO, age 67 -- Director since July 2001
                                 Retired Vice Chairman of Hershey Foods, a manufacturer, distributor and marketer of consumer food products. Prior to his retirement, Mr.
                                 Viviano served as the Vice Chairman of Hershey Foods from 1999 to March
                                 2000, and as its President and Chief Operating Officer from 1994 to
                                 March 1999. Mr. Viviano is also a Director of Chesapeake Corporation,
                                 Harsco Corporation, Huffy Corporation and Reynolds American Inc.
                                 SHARES OF COMMON STOCK BENEFICIALLY OWNED:      DIRECTOR IN CLASS II
                                 14,400*                                         (TERM EXPIRING IN 2006)

[Edward B. Brandon photo]

                                 EDWARD B. BRANDON, age 73 -- Director since 1989
                                 Retired Chairman and Chief Executive Officer, National City Corpora-
                                 tion. Mr. Brandon received his B.S. degree in economics from North-
                                 western University and his M.B.A. degree from Wharton School of Banking and Finance. He joined National City Bank in 1956. Mr. Brandon served as President of National City Corporation and President and Chief
                                 Executive Officer of National City Bank prior to his election as
                                 Chairman in September 1987, and served as Chief Executive Officer of
                                 National City Bank until April 1989. Mr. Brandon also served as Chief
                                 Executive Officer of National City Corporation from September 1987 until July 1995. Mr. Brandon retired from National City Corporation in
                                 October 1995.

                                 SHARES OF COMMON STOCK BENEFICIALLY OWNED:      DIRECTOR IN CLASS I
                                 29,400                                          (TERM EXPIRING IN 2007)

---------------

* Effective June 1, 2005, Mr. Viviano has elected to participate in the Company's Deferred Compensation
  Program, and is deferring the payment of his Directors' fees in the form of stock equivalent units.


[William A. Papenbrock photo]

                                 WILLIAM A. PAPENBROCK, age 66 -- Director since 1972
                                 Retired Partner, Calfee, Halter & Griswold LLP, Attorneys-at-law. Mr.
                                 Papenbrock received his B.S. degree in Business Administration from
                                 Miami University (Ohio) and his LL.B. degree from Case Western Reserve
                                 Law School. After serving one year as the law clerk to Chief Justice
                                 Taft of the Ohio Supreme Court, Mr. Papenbrock joined Calfee, Halter &
                                 Griswold LLP as an attorney in 1964. He became a partner of the firm in
                                 1969 and is the past Vice Chairman of the firm's Executive Committee.
                                 Calfee, Halter & Griswold LLP serves as counsel to the Company.

                                 SHARES OF COMMON STOCK BENEFICIALLY OWNED:      DIRECTOR IN CLASS I
                                 23,142                                          (TERM EXPIRING IN 2007)

[Frank C. Sullivan photo]

                                 FRANK C. SULLIVAN, age 44 -- Director since 1995
                                 President and Chief Executive Officer, RPM International Inc. Mr. Frank
                                 C. Sullivan entered the University of North Carolina as a Morehead
                                 Scholar and received his B.A. degree in 1983. From 1983 to 1986, Mr.
                                 Sullivan held various commercial lending and corporate finance positions at Harris Bank and First Union National Bank prior to joining
                                 RPM as a Technical Service Representative from 1987 to 1988 and as
                                 Regional Sales Manager from 1988 to 1989 at RPM's AGR Company joint venture. In 1989, he became the Company's Director of Corporate
                                 Development. He became a Vice President of the Company in 1991, Chief
                                 Financial Officer in 1993, Executive Vice President in 1995, President
                                 in 1999, Chief Operating Officer in 2001 and was elected Chief
                                 Executive Officer in October 2002. Mr. Sullivan serves on the boards of
                                 The Timken Company, The Cleveland Foundation, the Greater Cleveland
                                 Chapter of the American Red Cross, the Cleveland Clinic Foundation's
                                 Digestive Disease Center Leadership Board, the Rock and Roll Hall of
                                 Fame and Museum and the Greater Cleveland Partnership. Frank C.
                                 Sullivan is the son of Thomas C. Sullivan.
                                 SHARES OF COMMON STOCK BENEFICIALLY OWNED:      DIRECTOR IN CLASS I
                                 717,073                                         (TERM EXPIRING IN 2007)

[Thomas C. Sullivan photo]

                                 THOMAS C. SULLIVAN, age 68 -- Director since 1963
                                 Chairman, RPM International Inc. Mr. Thomas C. Sullivan received his
                                 B.S. degree in Business Administration from Miami University (Ohio). He joined RPM as a Divisional Sales Manager in 1961 and was elected Vice
                                 President in 1967. He became Executive Vice President in 1969, and in
                                 1971 Mr. Sullivan was elected Chairman of the Board. He also served as
                                 President from 1970 to 1978 and Chief Executive Officer from 1971 to
                                 2002. Mr. Sullivan is a Director of Agilysys, Inc., Huffy Corporation
                                 and Kaydon Corporation.
                                 SHARES OF COMMON STOCK BENEFICIALLY OWNED:      DIRECTOR IN CLASS I
                                 810,465                                         (TERM EXPIRING IN 2007)

                 INFORMATION REGARDING MEETINGS AND COMMITTEES
                           OF THE BOARD OF DIRECTORS

     The Board of Directors has an Executive Committee, an Audit Committee, a Compensation Committee and a Governance and Nominating Committee. The Executive Committee exercises the power and authority of the Board in the interim period between Board meetings. The functions of each of the Compensation Committee, the Governance and Nominating Committee and the Audit Committee are governed by charters that have been adopted by the Board of Directors. The Board of Directors also has adopted Corporate Governance Guidelines to assist the Board of Directors in the exercise of its responsibilities, and a Code of Business Conduct and Ethics that applies to the Company's Directors, officers, and employees.

     The charters of the Audit Committee, Compensation Committee and Governance and Nominating Committee and the Corporate Governance Guidelines and Code of Business Conduct and Ethics are available on the Company's website at www.rpminc.com and in print to any stockholder who requests a copy. Requests for copies should be directed to Manager of Investor Relations, RPM International Inc., P.O. Box 777, Medina, Ohio 44258. The Company intends to disclose any amendments to the Code of Business Conduct and Ethics, and any waiver of the Code of Business Conduct and Ethics granted to any Director or executive officer of the Company, on the Company's website. As of the date of this Proxy Statement, there have been no such waivers.

BOARD INDEPENDENCE

     The Company's Corporate Governance Guidelines and the NYSE listing standards provide that at least a majority of the members of the Board of Directors must be independent, i.e., free of any material relationship with the Company, other than his or her relationship as a Director or Board Committee member. A Director is not independent if he or she fails to satisfy the standards for independence under the NYSE listing standards, the rules of the Securities and Exchange Commission, and any other applicable laws, rules and regulations. Pursuant to the NYSE listing standards, the Board has adopted categorical standards (the "Categorical Standards"), which it revised effective April 20, 2005 in light of recent amendments to the NYSE listing standards, to assist it in making independence determinations. The Categorical Standards specify the criteria by which the independence of the Directors will be determined. The Categorical Standards, which are set forth on Annex A hereto, meet or exceed the independence requirements set forth in the NYSE listing standards.

     The Board of Directors, after a review of all relevant facts and circumstances, has affirmatively determined that each of Dr. Max D. Amstutz, Albert B. Ratner, William B. Summers, Jr., Dr. Jerry Sue Thornton, Bruce A. Carbonari, Donald K. Miller, Joseph P. Viviano, Edward B. Brandon and William A. Papenbrock, as well as Charles A. Ratner, the Director nominee, is free from any material relationship with the Company pursuant to the Categorical Standards and is independent. Messrs. Frank C. Sullivan, Thomas C. Sullivan and James A. Karman are not independent pursuant to the NYSE listing standards.

AUDIT COMMITTEE

     The Audit Committee assists the Board of Directors in fulfilling its oversight of the integrity of the Company's financial statements, the Company's compliance with legal and regulatory requirements, the independent auditor's qualifications and independence, and the performance of the Company's internal audit function and independent auditor, and prepares the report of the Audit Committee. The specific functions and responsibilities of the Audit Committee are set forth in the Audit Committee Charter which is available on the Company's website.

     The Board has determined that each member of the Audit Committee is financially literate and satisfies the current independence standards of the NYSE listing standards and Section 10A(m)(3) of the Securities Exchange Act of 1934. The Board has also determined that each of Donald K. Miller and William B. Summers, Jr. qualifies as an "audit committee financial expert" as that term is defined in Item 401(h) of Regulation S-K. As an audit committee financial expert, each of Messrs. Miller and Summers also satisfies the NYSE accounting and financial management expertise requirements.

COMPENSATION COMMITTEE

     The Compensation Committee assists the Board of Directors in discharging its oversight responsibilities relating to, among other things, executive compensation, equity and incentive compensation plans, management succession planning and producing the Compensation Committee Report. The Compensation Committee administers the Company's Stock Option Plans, Incentive Compensation Plan, Restricted Stock Plan, the 2002 Performance Accelerated Restricted Stock Plan, the 2003 Restricted Stock Plan for Directors and the 2004 Omnibus Equity and Incentive Plan. The Compensation Committee reviews and determines the salary and bonus compensation of the Chief Executive Officer, as well as reviews and recommends to the Board of Directors for its approval the compensation of the other executive officers of the Company. Each of the members of the Compensation Committee is independent within the meaning of the NYSE listing standards and the Company's Corporate Governance Guidelines.

GOVERNANCE AND NOMINATING COMMITTEE

     The Governance and Nominating Committee, established in October 2002, reports to the Board on all matters relating to corporate governance of the Company, including the development and recommendation to the Board of a set of corporate governance principals applicable to the Company, selection, qualification and nomination of the members of the Board and nominees to the Board, and administration of the Board's evaluation process. Each of the members of the Governance and Nominating Committee is independent within the meaning of the NYSE listing standards and the Company's Corporate Governance Guidelines.

     In identifying and considering possible candidates for election as a Director, the Governance and Nominating Committee, after consultation with the Board and the Chief Executive Officer, will consider all relevant factors and will be guided by the following principals: (1) each Director should be an individual of the highest character and integrity; (2) each Director shall have demonstrated exceptional ability and judgment and should have substantial experience which is of particular relevance to the Company; (3) each Director should have sufficient time available to devote to the affairs of the Company; and (4) each Director should represent the best interests of the stockholders as a whole rather than special interest groups. This evaluation is performed in light of the Governance and Nominating Committee's views as to the needs of the Board and the Company as well as what skill set and other characteristics would most complement those of the current Directors.

     The Governance and Nominating Committee will consider potential candidates recommended by stockholders, current Directors, Company officers, employees and others. The Governance and Nominating Committee will use the above enumerated factors to consider potential candidates regardless of the source of the recommendation. Stockholder recommendations for director nominations may be submitted to the Secretary of the Company at P.O. Box 777, Medina, Ohio 44258, and they will be forwarded to the Governance and Nominating Committee for consideration, provided such recommendations are accompanied by sufficient information to permit the Governance and Nominating Committee to evaluate the qualifications and experience of the nominees. Recommendations should include, at a minimum, the following:

     - the name, age, business address and residence address of the proposed nominee;

     - the principal occupation or employment of the proposed nominee;

     - the number of shares of Common Stock of the Company which are beneficially owned by such candidate;

     - a description of all arrangements or understandings between the stockholder(s) making such nomination and each candidate and any other person or persons (naming such person or persons) pursuant to which nominations are to be made by the stockholder;

     - detailed biographical data and qualifications and information regarding any relationships between the candidate and the Company within the past three years;

     - any other information relating to the proposed nominee that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder;

     - any other information the stockholder believes is relevant concerning the proposed nominee;

     - a written consent of the proposed nominee(s) to being named as a nominee and to serve as a director if elected;

     - whether the proposed nominee is going to be nominated at the Annual Meeting of Stockholders or is only being provided for consideration by the Governance and Nominating Committee;

     - the name and record address of the stockholder who is submitting the notice;

     - the number of shares of Common Stock which are owned of record or beneficially by the stockholder who is submitting the notice and the date such shares were acquired by the stockholder and if such person is not a stockholder of record or if such shares are owned by an entity, reasonable evidence of such person's ownership of such shares or such person's authority to act on behalf of such entity; and

     - if the stockholder who is submitting the notice intends to nominate the proposed nominee at the Annual Meeting of Stockholders, a representation that the stockholder intends to appear in person or by proxy at the annual meeting to nominate the proposed nominee named in the notice.

COMMITTEE MEMBERSHIP

     Set forth below is the current membership of each of the above-described Committees, with the number of meetings held during the fiscal year ended May 31, 2005 in parentheses:

      EXECUTIVE                                       COMPENSATION             GOVERNANCE AND
    COMMITTEE (0)         AUDIT COMMITTEE (6)         COMMITTEE (4)       NOMINATING COMMITTEE (3)
    -------------       -----------------------  -----------------------  ------------------------
  Frank C. Sullivan        Donald K. Miller         Edward B. Brandon        Joseph P. Viviano
      (Chairman)              (Chairman)               (Chairman)               (Chairman)
  Edward B. Brandon       Dr. Max D. Amstutz        Albert B. Ratner        Bruce A. Carbonari
   Albert B. Ratner     William B. Summers, Jr.  Dr. Jerry Sue Thornton    William A. Papenbrock
  Thomas C. Sullivan
Dr. Jerry Sue Thornton

     Under the Company's Amended and Restated By-Laws, the Board may designate one or more independent directors as alternate members of any Committee, in order to replace any absent or disqualified member at any meetings. The Board has designated Mr. Papenbrock as an alternate member of the Audit and Compensation Committees and Dr. Thornton as an alternate member of the Governance and Nominating Committee. Each alternate member also meets the applicable independence, composition and related requirements of the Securities and Exchange Commission and the NYSE with respect to his or her respective Committees.

BOARD MEETINGS

     The Board of Directors held four meetings during the fiscal year ended May 31, 2005. No Director attended fewer than 75% of the aggregate of (i) the total number of meetings of the Board of Directors held during the period he or she served as a Director and (ii) the total number of meetings held by Committees of the Board on which the Director served, during the periods that the Director served.

NON-MANAGEMENT DIRECTORS MEETINGS AND INDEPENDENT DIRECTORS MEETINGS

     Each of the Directors, other than Frank C. Sullivan, is a non-management Director. Non-management Directors will meet in executive sessions each year in January, April and July. For the coming year, the presiding Director for the January, April and July meetings will be Joseph P. Viviano, Edward B. Brandon, and Donald K. Miller, respectively. Each of the non-management Directors, other than Thomas C. Sullivan and James A. Karman, are independent within the meaning of the NYSE listing standards and the Company's Corporate Governance Guidelines. The independent Directors will meet in executive session at least once per year.

COMMUNICATIONS WITH THE BOARD

     Stockholders and other interested persons may communicate with the non-management Directors as a group or any chair of a Board Committee. Such communications may be confidential or anonymous, if so designated, and may be submitted in writing to Board of Directors Communications c/o General Counsel, RPM International Inc., P.O. Box 777, Medina, Ohio 44258 or by email to directors@rpminc.com. Unless specifically directed to one of the Committee chairs, communications will be forwarded to the presiding Director for the next scheduled meeting of non-management Directors.

     All communications received in accordance with these procedures will be reviewed initially by the RPM legal department, who will relay all such communications (or a summary thereof) to the appropriate Director or Directors unless he or she determines that such communication:

     - Does not relate to the business or affairs of the Company or the functioning or constitution of the Board of Directors or any of its Committees; or

     - Relates to routine or insignificant matters that do not warrant the attention of the Board of Directors.

     In the alternative to the procedures outlined above, any stockholder or interested party may report any suspected accounting or financial misconduct confidentially through our compliance hotline. Information regarding our compliance hotline is available on our website, www.rpminc.com.

ATTENDANCE AT ANNUAL MEETINGS OF STOCKHOLDERS

     It is a policy of the Board that all its members attend the Annual Meeting of Stockholders absent exceptional cause. All of the Directors who were at that time members of the Board were present at the October 2004 Annual Meeting.

DIRECTOR COMPENSATION

     During the 2005 fiscal year, Directors who were not employees of or consultants to the Company received a quarterly fee of $8,000 and an additional $1,000 for each Board and Committee meeting attended. The Chair of the Audit Committee receives an additional quarterly fee of $3,000. The Chair of each of the Compensation Committee and the Governance and Nominating Committee receives an additional quarterly fee of $1,500. William A. Papenbrock attends all Committee meetings as acting secretary of each Committee, and as such he receives the same compensation as the members of the Committees. A non-employee or non-consultant Director who is not a member of a particular committee but who attends a committee meeting at the invitation or request of the Chief Executive Officer or the Chairman of the Committee receives $1,000 for attending the meeting in its entirety. In April 1986, the Board of Directors adopted a Deferred Compensation Plan providing for the deferred payment of Directors' fees in either cash or stock equivalents and the payment of such deferred fees in cash commencing six months following the date of the participating Director's retirement, resignation or death, or termination of such participating Director's Deferred Compensation Agreement. Participation in the Deferred Compensation Plan is at the election of each Director entitled to receive compensation for serving on the Board. In order to create an appropriate compensation program for Directors and to bring total Board compensation to a competitive level, as well as to enhance the ability of the Company to recruit and retain Directors and further align interests of Directors with interests of Stockholders, in October 2003 the Company's stockholders adopted the 2003 Restricted Stock Plan for Directors that provides for the granting of shares of Common Stock to Directors who are not employees of or consultants to the Company. For fiscal 2005, each Director, other than Frank C. Sullivan and Thomas C. Sullivan, was granted 2,000 shares of restricted Common Stock pursuant to the 2003 Restricted Stock Plan for Directors

     During fiscal 2005, Mr. Thomas C. Sullivan was a party to a consulting agreement with the Company which provided for the payment by the Company of monthly fees of $72,500 and certain other benefits. In June 2005, Mr. Sullivan's consulting agreement was extended for an additional two-year period, with monthly payments of $42,000 and other benefits similar to those contained in his original consulting agreement. For additional details, see "Employment Agreements."

                             EXECUTIVE COMPENSATION

     Set forth below is information concerning the annual and long-term compensation for services in all capacities to the Company for the fiscal years ended May 31, 2005, 2004 and 2003 of those persons who were, at May 31, 2005:
(i) the Chief Executive Officer; and (ii) the other four most highly compensated executive officers of the Company.

                           SUMMARY COMPENSATION TABLE

                                                                     LONG-TERM COMPENSATION
                                                                             AWARDS
                                                                  ----------------------------
                                                                                 RESTRICTED
                                      ANNUAL COMPENSATION         SECURITIES     STOCK PLAN       ALL OTHER
                                 ------------------------------   UNDERLYING   GRANTS/ DOLLAR    COMPENSATION
NAME AND PRINCIPAL POSITION      YEAR      SALARY       BONUS      OPTIONS        VALUE(1)          (2)(3)
---------------------------      ----   ------------   --------   ----------   ---------------   ------------
Frank C. Sullivan                2005     $720,000     $700,000    125,000       $  804,885        $13,100
  President and                  2004      700,000      515,000    100,000          101,758         11,473
  Chief Executive Officer        2003      600,000      420,000    100,000        1,073,469         11,278
P. Kelly Tompkins                2005     $310,000     $295,000     30,000       $  161,015        $12,135
  Senior Vice President,         2004      300,000      225,000     50,000           37,819         12,017
  General Counsel                2003      245,000      175,000     40,000          495,881          9,526
  and Secretary
Ronald A. Rice                   2005     $300,000     $295,000     30,000       $  155,485        $10,897
  Senior Vice President-         2004      280,000      200,000     50,000           31,923         10,757
  Administration                 2003      225,000      160,000     40,000          494,522          8,501
Paul G. P. Hoogenboom            2005     $258,000     $210,000     25,000       $  114,893        $11,083
  Vice President-                2004      250,000      175,000     40,000           27,000         10,677
  Operations and Chief           2003      220,000      155,000     40,000          493,027          8,944
  Information Officer
Robert L. Matejka                2005     $237,000     $210,000     25,000       $  114,298        $19,144
  Vice President,                2004      230,000      165,000     40,000           21,197         17,657
  Chief Financial Officer        2003      220,000      120,000     40,000          491,369         15,450
  and Controller

---------------

(1) (a) The purpose of the 1997 Restricted Stock Plan is to replace the cash based Benefit Restoration Plan with a stock based plan. Shares granted under the Restricted Stock Plan directly reduce and replace the cash amount of supplemental retirement restoration benefits and supplemental death restoration benefits owed to participants under the Benefit Restoration Plan. The Benefit Restoration Plan was frozen on June 1, 1997. All prior accruals of supplemental retirement restoration benefits and death restoration benefits under the Benefit Restoration Plan have been replaced by prior grants of shares under the Restricted Stock Plan. All current grants of shares will be in an amount equivalent to the accruals of supplemental retirement restoration benefits and death restoration benefits required under the Benefit Restoration Plan if it were not frozen. See "Restricted Stock Plan" hereinafter. Dollar value for the fiscal year ended May 31, 2005 was calculated by multiplying the number of restricted shares granted pursuant to the Company's 1997 Restricted Stock Plan (Mr. Frank C. Sullivan -- 7,030 shares, Mr. Tompkins -- 2,652 shares, Mr. Rice -- 2,262 shares, Mr. Hoogenboom -- 1,886 shares and Mr. Matejka -- 1,844 shares) by the closing price of $14.18 on July 14, 2004, the effective date of grant. The dollar value for the fiscal year ended May 31, 2004 was calculated by multiplying the number of restricted shares granted pursuant to the Company's 1997 Restricted Stock Plan (Mr. Frank C. Sullivan -- 7,628 shares of Common Stock, Mr. Tompkins -- 2,835 shares of Common Stock, Mr.
    Rice -- 2,393 shares of Common Stock, Mr. Hoogenboom -- 2,024 shares of Common Stock and Mr. Matejka -- 1,589 shares of Common Stock) by the closing price of $13.34 on July 14, 2003, the effective date of grant. The dollar value for the fiscal year ended May 31, 2003 was calculated by multiplying the number of restricted shares granted pursuant to the Company's 1997 Restricted Stock Plan (Mr. Frank C. Sullivan -- 3,997 shares of Common Stock, Mr. Tompkins -- 1,198 shares of Common Stock, Mr. Rice -- 1,098 shares of Common Stock, Mr. Hoogenboom -- 988 shares of Common Stock and Mr. Matejka -- 866 shares of Common Stock) by the closing price of $13.59 on July 17, 2002, the effective date of grant. At the end of the fiscal year ended May 31, 2005, the number and value (based upon the closing price on May 31, 2005 of $17.60) of the aggregate restricted stock holdings, including dividends added to the Deferred Compensation Plan, were as follows: Mr. Frank C. Sullivan -- 39,782 shares of Common Stock -- $700,163; Mr. Tompkins -- 12,522 shares of Common Stock -- $220,387; Mr. Rice -- 9,202 shares of Common Stock -- $161,955; Mr. Hoogenboom -- 6,115 shares of Common Stock -- $107,624; and Mr. Matejka -- 4,316 shares of Common
    Stock -- $75,962. Dividends are paid on restricted stock as and when dividends are paid on Common Stock. The 2003 Restricted Stock Award reported with respect to Mr. Matejka will vest on May 31, 2008. None of the other restricted stock awards reported on the Summary Compensation Table are scheduled to vest within three years from the respective date of grant.

    (b) The Purpose of the 2002 Performance Accelerated Restricted Stock Plan ("PARS") is to provide an added incentive to key officers to improve the long-term performance of the company. See "Compensation Committee Report on Executive Compensation -- Description of the Company's Compensation Programs for Executive Officers and Directors -- PARS Plan" hereinafter. Dollar value for the fiscal year ended May 31, 2003 was calculated by multiplying the number of restricted shares granted pursuant to PARS (Mr. Frank C.
    Sullivan -- 85,000 shares of Common Stock, Mr. Tompkins -- 40,000 shares of Common Stock, Mr. Rice -- 40,000 shares of Common Stock, Mr. Hoogenboom -- 40,000 shares of Common Stock, and Mr. Matejka -- 40,000 shares of Common Stock) by the closing price of $11.99 on July 22, 2002, the effective date of the grant. At the end of the fiscal year ended May 31, 2005, the number and value (based upon the closing price on May 31, 2005 of $17.60) of the aggregate restricted stock holdings, including dividends added to the Deferred Compensation Plan, were as follows: Mr. Frank C. Sullivan -- 85,806 shares of Common Stock -- $1,510,186, Mr. Tompkins -- 40,379 shares of Common Stock -- $710,670, Mr. Rice -- 40,379 shares of Common
    Stock -- $710,670, Mr. Hoogenboom -- 40,379 shares of Common
    Stock -- $710,670, and Mr. Matejka -- 40,379 shares of Common
    Stock -- $710,670. Dividends are paid as and when dividends are paid on Common Stock. None of the restricted stock awards granted under the PARS plan reported on the Summary Compensation Table are scheduled to vest within three years from the respective date of grant unless certain performance goals are achieved in which case, vesting would be accelerated.

    (c) The purpose of the 2004 Omnibus Equity and Incentive Plan is to be the primary stock-based award program for covered employees. See "Compensation Committee Report on Executive Compensation -- Description of the Company's Compensation Programs for Executive Officers and Directors -- 2004 Omnibus Equity and Incentive Plan" contained elsewhere herein. Dollar value for fiscal year ended May 31, 2005 was calculated by multiplying the number of restricted shares granted pursuant to the Omnibus Plan (Mr. Frank C. Sullivan -- 40,000 shares of Common Stock, Mr. Tompkins -- 7,000 shares of Common Stock, Mr. Rice -- 7,000 shares of Common Stock, Mr. Hoogenboom -- 5,000 shares of Common Stock and Mr. Matejka -- 5,000 shares of Common Stock) by the closing price of $17.63 on October 29, 2004, the effective date of the grant. At the end of the fiscal year ended May 31, 2005, the value (based on the closing price on May 31, 2005 of $17.60) of the aggregate restricted stock holdings was as follows: Mr. Frank C.
    Sullivan -- $704,000, Mr. Tompkins -- $123,200, Mr. Rice -- $123,200, Mr.
    Hoogenboom -- $88,000 and Mr. Matejka -- $88,000.

(2) All Other Compensation consists of in fiscal 2005, the value (Mr. Frank C. Sullivan $8,400, Mr. Tompkins $8,367, Mr. Rice $8,533, Mr. Hoogenboom $8,333 and Mr. Matejka $8,311) of the Company's matching contributions to the RPM International Inc. 401(k) Plan relating to before-tax contributions made by the Named Executive Officers. Effective October 1, 2002, the 401(k) Plan was amended so that matching contributions by the Company are invested in the same manner as participants invest their own contributions. Prior to that time, Company matching contributions were made in the form of shares of Company Common Stock. In fiscal 2004 and 2003, the value of the Company's matching contributions to the RPM International Inc. 401(k) Plan for each of the Named Executive Officers were as follows: Mr. Frank C. Sullivan $8,200
    (2004) and $8,125 (2003); Mr. Tompkins $8,968 (2004) and $6,657 (2003); Mr.
    Rice $8,964 (2004) and $6,828 (2003); Mr. Hoogenboom $8,500 (2004) and
    $6,917 (2003); Mr. Matejka $8,202 (2004) and $6,565 (2003).

(3) All Other Compensation includes insurance premiums paid by the Company in connection with executive life insurance policies, including the following amounts equal to the full dollar economic value of the premiums paid by the Company in connection with life insurance policies issued pursuant to the Split Dollar Life Insurance Agreements between the Company and the following named Executive Officers during 2005, 2004 and 2003, respectively: Mr. Frank
    C. Sullivan $3,110 (2005), $2,862 (2004) and $1,683 (2003); Mr. Tompkins
    $1,548 (2005), $1,411 (2004) and $829 (2003); Mr. Rice $1,014 (2005), $912
    (2004) and $443 (2003); Mr. Hoogenboom $1,010 (2005), $932 (2004) and $437
    (2003); Mr. Matejka $3,303 (2005), $2,857 (2004) and $1,925 (2003). The
    premiums paid by the Company in connection with the life insurance policies issued pursuant to such Split Dollar Life Insurance Agreements set forth in the preceding sentence will be recovered in full by the Company upon the payment of any death benefits under any such life insurance policy.

OPTION GRANTS

     Shown below is information on grants of stock options pursuant to the Company's 1996 Key Employees Stock Option Plan during the fiscal year ended May 31, 2005 to the executive officers who are named in the Summary Compensation Table.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                                                                          POTENTIAL REALIZABLE VALUE
                                              PERCENTAGE                                    AT ASSUMED ANNUAL RATES
                                               OF TOTAL                                         OF STOCK PRICE
                               NUMBER OF       OPTIONS                                     APPRECIATION FOR OPTIONS
                              SECURITIES      GRANTED TO     EXERCISE OR                          TERMS(3)(4)
                              UNDERLYING     EMPLOYEES IN     BASE PRICE     EXPIRATION   ---------------------------
           NAME              OPTIONS(1)(5)   FISCAL YEAR    (PER SHARE)(2)      DATE           5%            10%
---------------------------  -------------   ------------   --------------   ----------   ------------   ------------
Frank C. Sullivan               125,000(5)      21.40%          $17.63       10/29/2014    $1,385,927     $3,512,210
  President and Chief
  Executive Officer
P. Kelly Tompkins                30,000(5)       5.14%          $17.63       10/29/2014    $  332,623     $  842,930
  Senior Vice President,
  General Counsel and
  Secretary
Ronald A. Rice                   30,000(5)       5.14%          $17.63       10/29/2014    $  332,623     $  842,930
  Senior Vice President --
  Administration
Paul G. P. Hoogenboom            25,000(5)       4.28%          $17.63       10/29/2014    $  277,186     $  702,442
  Vice President --
  Operations and Chief
  Information Officer
Robert L. Matejka                25,000(5)       4.28%          $17.63       10/29/2014    $  277,186     $  702,442
  Vice President, Chief
  Financial Officer and
  Controller

---------------

(1) The option agreements relating to the options granted under the Company's 1996 Stock Option Plan provide that such options become fully vested upon certain "changes in control" of the Company described in such option agreements.

(2) This price represents the fair market value at the date of grant pursuant to the terms of the Company's 1996 Stock Option Plan.

(3) The dollar amounts under these columns are the result of calculations at the 5% and 10% appreciation rates dictated by the Commission and are not intended to be forecasts of the Company's stock price.

                                                                      POTENTIAL REALIZABLE VALUE AT
                                                                   ASSUMED ANNUAL RATES OF STOCK PRICE
                                                                      APPRECIATION FOR OPTION TERMS
                                                                   ------------------------------------
                                                                          5%                 10%
                                                                   ----------------    ----------------
(4)  Value created for all stockholders:                           $1,301,147,617      $3,297,363,526
     Gain of named executive officers as a percent of value
     created for all stockholders:                                      0.20%               0.20%

(5) These options were granted on October 29, 2004 pursuant to the Company's 1996 Stock Option Plan. Twenty-five percent of the shares subject to the option become exercisable on each anniversary thereof.

OPTION EXERCISES AND FISCAL YEAR-END VALUES

     Shown below is information with respect to the exercise of stock options during the fiscal year ended May 31, 2005 to purchase the Company's Common Stock by the executive officers named in the Summary Compensation Table and with respect to the unexercised stock options at May 31, 2005 to purchase the Company's Common Stock for the executive officers named in the Summary Compensation Table.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                         AND MAY 31, 2005 OPTION VALUE

                                                        NUMBER OF SECURITIES           VALUE OF UNEXERCISED
                         NUMBER OF                     UNDERLYING UNEXERCISED          IN-THE-MONEY OPTIONS
                          SHARES                      OPTIONS AT MAY 31, 2005           AT MAY 31, 2005(2)
                        ACQUIRED ON      VALUE      ----------------------------   ----------------------------
         NAME            EXERCISE     REALIZED(1)   EXERCISABLE   UNEXERCISABLE    EXERCISABLE   UNEXERCISABLE
----------------------  -----------   -----------   -----------   --------------   -----------   --------------
Frank C. Sullivan         39,063      $169,416.23     427,500         250,000      $2,199,313       $438,500
  President and Chief
  Executive Officer
P. Kelly Tompkins         18,675      $111,433.73     121,350          87,500      $  492,591       $201,650
  Senior Vice
  President, General
  Counsel and
  Secretary
Ronald A. Rice            19,550      $156,286.28     100,450          87,500      $  402,741       $201,650
  Senior Vice
  President --
  Administration
Paul G. P. Hoogenboom         --               --      46,250          75,000      $  183,525       $175,400
  Vice President --
  Operations and Chief
  Information Officer
Robert L. Matejka             --               --      57,500          77,500      $  331,725       $193,750
  Vice President,
  Chief Financial
  Officer and
  Controller

---------------

(1) Represents the difference between the option exercise price and the last sales price of a share of Common Stock on the NYSE on the date of exercise.

(2) Based on the last sales price of the Common Stock of $17.60 on the NYSE on May 31, 2005 (the last trading day of the Company's fiscal year ended May 31, 2005). The ultimate realization of profit on the sale of the Common Stock underlying such options is dependent upon the market price of such shares on the date of sale.

EQUITY COMPENSATION PLAN INFORMATION

     The following table sets forth information concerning shares of Common Stock authorized or available for issuance under the Company's equity compensation plans as of May 31, 2005.

                                                                                   NUMBER OF SECURITIES
                                                                 WEIGHTED-          REMAINING AVAILABLE
                                      NUMBER OF SECURITIES   AVERAGE EXERCISE       FOR FUTURE ISSUANCE
                                       TO BE ISSUED UPON         PRICE OF              UNDER EQUITY
                                          EXERCISE OF           OUTSTANDING         COMPENSATION PLANS
                                      OUTSTANDING OPTIONS,   OPTIONS, WARRANTS     (EXCLUDING SECURITIES
PLAN CATEGORY                         WARRANTS AND RIGHTS       AND RIGHTS       REFLECTED IN COLUMN (A))
-------------                         --------------------   -----------------   -------------------------
                                              (A)                   (B)                   (C)(1)
Equity compensation plans approved
  by stockholders                          6,764,299              $13.90                 6,961,678
Equity compensation plans not
  approved by stockholders(2)                     --                  --         --...............
                                           ---------              ------                 ---------
Total                                      6,764,299              $13.90                 6,961,678
                                           =========              ======                 =========

---------------

(1) Includes 5,678,500 shares available for future issuance under the Company's Omnibus Equity and Incentive Plan of which 2,678,500 shares may be subject to full value awards such as restricted stock, 703,731 shares available for future issuance under the Company's 1997 Restricted Stock Plan and 515,200 shares available for future issuance under the Company's 2002 Performance Accelerated Restricted Stock Plan.

(2) The Company does not maintain equity compensation plans that have not been approved by its stockholders.

EMPLOYMENT AGREEMENTS

     Under an Amended and Restated Employment Agreement, dated as of October 11, 2002, Frank C. Sullivan is employed as the President and Chief Executive Officer of the Company for a term ending on May 31, 2006, which is automatically extended for additional one-year periods unless Mr. Sullivan or the Company gives the other party notice of nonrenewal two months in advance of the annual renewal date. Pursuant to the terms of his Employment Agreement, Frank C. Sullivan is to receive an annual base salary of not less than $750,000 beginning on June 1, 2005. In addition to his base salary, Mr. Sullivan is entitled to such annual incentive compensation or bonuses as the Compensation Committee determines and to participate in other benefit plans provided by the Company. Under the provisions of the Employment Agreement, the Company may terminate his employment for Disability or Cause (as defined). If the Company were to terminate Mr. Sullivan's employment without Cause at any time, if the Company elected not to renew the term of the Employment Agreement, or if Mr. Sullivan resigns for Good Reason (as defined) within two years after a Change in Control (as defined), he would be entitled to receive an amount equal to his incentive compensation for the preceding fiscal year (if not yet paid) plus three times the sum of his annual base salary then in effect and his average annual incentive compensation and continuation, for a period of three years, of health, welfare and other specified benefits. In addition, if the Company terminates Mr. Sullivan's employment without Cause at any time, if the Company elected not to renew the term of the Employment Agreement, or if Mr. Sullivan resigns for Good Reason within two years after a Change in Control, he would also be entitled to the lapse of restrictions on restricted shares granted under the Company's 1997 Restricted Stock Plan and a lump-sum payment equal to the cash value of the benefits he would have received under that plan had he continued to receive annual plan awards for a period of three years. Additionally, if a Change in Control occurs as determined under the Company's PARS Plan, Mr. Sullivan is entitled to the lapse of transfer restrictions imposed on grants of restricted stock to him under that plan. Likewise, if a Change in Control occurs as determined by the terms of Performance Earned Restricted Stock ("PERS") granted to Mr. Sullivan under the Omnibus Equity and Incentive Plan, Mr. Sullivan is entitled to the lapse of restrictions on such PERS. A portion of payments made to Mr. Sullivan as a result of the termination of his employment in connection with a Change in Control of the Company may not be deductible to the Company as an ordinary and necessary business expense and may be subject to a 20% excise tax imposed on Mr. Sullivan under Section 4999 of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"). The Employment Agreement provides for an additional payment to Mr. Sullivan equal to the amount of any excise tax imposed on him by Section 4999 of the Internal Revenue Code and any taxes, interest or penalties incurred with respect thereto, which could be substantial. The Employment Agreement also provides for the payment by the Company of up to $500,000 in legal fees incurred by Mr. Sullivan in the event that, following a Change of Control, Mr. Sullivan may be caused to institute or defend legal proceedings to enforce his rights under the Employment Agreement. In addition, the Employment Agreement imposes customary noncompetition, nonsolicitation and confidentiality obligations on Mr. Sullivan.

     Under an Amended and Restated Employment Agreement, dated as of February 1, 2001 and amended as of October 14, 2002, P. Kelly Tompkins is employed as the Senior Vice President, General Counsel and Secretary of the Company for a term ending on May 31, 2006, which is automatically extended for additional one-year periods unless Mr. Tompkins or the Company gives the other party notice of nonrenewal two months in advance of the annual renewal date. Pursuant to the terms of the Agreement, Mr. Tompkins is to receive an annual base salary of not less than $325,000 beginning on June 1, 2005. In addition to his base salary, Mr. Tompkins is entitled to such annual incentive compensation or bonuses as the Compensation Committee determines and to participate in other benefit plans provided by the Company. Under the provisions of the Employment Agreement, the Company may terminate his employment for Disability or Cause (as defined). If the Company were to terminate Mr. Tompkins' employment without Cause or the Company elected not to renew the term of the Employment Agreement, Mr. Tompkins would be entitled to receive an amount equal to the product of his annual base salary then in effect multiplied by two, plus his incentive compensation for the preceding fiscal year (if not yet paid) and an amount equal to his average annual incentive compensation prorated for the current year, and continuation, for a period of two years, of health, welfare and other specified benefits. Alternatively, if the Company terminates Mr. Tompkins' employment without Cause within two years after a Change in Control (as defined), or if Mr. Tompkins resigns for Good Reason (as defined) during that period, he would be entitled to receive an amount equal to the product of his annual base salary then in effect multiplied by three, plus his incentive compensation for the preceding fiscal year (if not yet paid) and an amount equal to his average annual incentive compensation prorated for the current year, and continuation, for a period of three years, of health, welfare, and other specified benefits. In addition, if his employment is terminated without Cause at any time, if the Company elected not to renew the term of his Employment Agreement, or if he resigns for Good Reason within two years after a Change in Control, Mr. Tompkins would also be entitled to the lapse of restrictions on restricted shares granted under the Company's 1997 Restricted Stock Plan and a lump-sum payment equal to the cash value of the benefits he would have received under that plan had he continued to receive annual plan awards for a period of two years or, if his employment is so terminated within two years after a Change in Control, for a period of three years. Additionally, if a Change in Control occurs as determined under the Company's PARS Plan, Mr. Tompkins is entitled to the lapse of transfer restrictions imposed on grants of restricted stock to him under that plan. Likewise, if a Change in Control occurs as determined by the terms of PERS granted to Mr. Tompkins under the Omnibus Equity and Incentive Plan, Mr. Tompkins is entitled to the lapse of restrictions on such PERS. A portion of payments made to Mr. Tompkins as a result of the termination of his employment in connection with a Change in Control of the Company may not be deductible to the Company as an ordinary and necessary business expense and may be subject to a 20% excise tax imposed on Mr. Tompkins under Section 4999 of the Internal Revenue Code. The Employment Agreement provides for an additional payment to Mr. Tompkins equal to the amount of any excise tax imposed on him by
Section 4999 of the Internal Revenue Code and any taxes, interest or penalties incurred with respect thereto, which could be substantial. The Employment Agreement also provides for the payment by the Company of up to $500,000 in legal fees incurred by Mr. Tompkins in the event that, following a Change of Control, Mr. Tompkins may be caused to institute or defend legal proceedings to enforce his rights under the Employment Agreement. In addition, the Employment Agreement imposes customary noncompetition, nonsolicitation and confidentiality obligations on Mr. Tompkins.

     Under an Amended and Restated Employment Agreement, dated as of February 1, 2001 and amended as of October 14, 2002, Ronald A. Rice is employed as the Senior Vice President-Administration of the Company for a term ending on May 31, 2006, which is automatically extended for additional one-year periods unless Mr. Rice or the Company gives the other party notice of nonrenewal two months in advance of the annual renewal date. Pursuant to the terms of the Employment Agreement, Mr. Rice is to receive an annual base salary of not less than $325,000 beginning on June 1, 2005. Mr. Rice's Employment Agreement contains substantially the same provisions that are described above for Mr. Tompkins' Employment Agreement. In addition, shares of restricted stock granted under the PARS Plan and PERS granted under the Omnibus Equity and Incentive Plan to Mr. Rice are subject to the Change in Control provisions described above for Mr. Tompkins.

     Under an Employment Agreement, dated as of February 1, 2001 and amended as of October 14, 2002, Paul G. Hoogenboom is employed as the Vice President-Operations and Chief Information Officer of the Company for a term ending on May 31, 2006, which is automatically extended for additional one-year periods unless Mr. Hoogenboom or the Company gives the other party notice of nonrenewal two months in advance of the annual renewal date. Pursuant to the terms of the Employment Agreement, Mr. Hoogenboom is to receive an annual base salary of not less than $270,000 beginning on June 1, 2005. Mr. Hoogenboom's Employment Agreement contains substantially the same provisions that are described above for Mr. Tompkins' Employment Agreement. In addition, shares of restricted stock granted under the PARS Plan and PERS granted under the

Omnibus Equity and Incentive Plan to Mr. Hoogenboom are subject to the Change in Control provisions described above for Mr. Tompkins.

     Under an Employment Agreement, dated as of February 1, 2001 and amended as of October 14, 2002, Robert L. Matejka is employed as the Vice President, Chief Financial Officer and Controller of the Company for a term ending on May 31, 2006, which is automatically extended for additional one-year periods unless Mr. Matejka or the Company gives the other party notice of nonrenewal two months in advance of the annual renewal date. Pursuant to the terms of the Employment Agreement, Mr. Matejka is to receive an annual base salary of not less than $270,000 beginning on June 1, 2005. Mr. Matejka's Employment Agreement contains substantially the same provisions that are described above for Mr. Tompkins' Employment Agreement. In addition, shares of restricted stock granted under the PARS Plan and PERS granted under the Omnibus Equity and Incentive Plan to Mr. Matejka are subject to the Change in Control provisions described above for Mr. Tompkins.

     Pursuant to the terms of a Succession and Post-Retirement Consulting letter agreement entered into in April 2002, between Thomas C. Sullivan and the Company (the "Sullivan Consulting Agreement"), Mr. Sullivan stepped down from his position as the Chief Executive Officer of the Company effective as of October 11, 2002, and retired as an employee of the Company effective as of January 1, 2003. Mr. Sullivan, however, continues to serve as Chairman of the Board and as a member of the Board of Directors. During fiscal 2005, the Sullivan Consulting Agreement provided for the payment by the Company of monthly fees of $72,500, use of a part-time administrative assistant, continued use of Mr. Sullivan's current Company car, continued coverage under the Company's health insurance plan, payment of certain club dues and continuation of financial planning services in consideration for Mr. Sullivan's services as a consultant, Chairman of the Board and Board member. The Sullivan Consulting Agreement expired by its terms on May 31, 2005 and was extended on June 8, 2005 (the "Extended Sullivan Consulting Agreement"). Under the Extended Sullivan Consulting Agreement, Mr. Sullivan does not participate in any of the Company's benefit plans, except as provided by law or as governed by the terms of the benefit plans themselves or by the terms of the Extended Sullivan Consulting Agreement. The Extended Sullivan Consulting Agreement provides that effective June 1, 2005 and continuing through May 31, 2007, Mr. Sullivan will serve the Company in a consulting capacity, providing assistance in the area of corporate development such as identifying and introducing the Company to possible merger candidates and assisting in the consummation of such transactions. During the 24-month consulting period, Mr. Sullivan is entitled to monthly payments of $42,000, use of a part-time administrative assistant, continued use of Mr. Sullivan's current Company car, continued coverage under the Company's health insurance plan, payment of certain club dues and continuation of financial planning services for his service as a consultant.

DEFINED BENEFIT PENSION PLAN

     The table below sets forth the normal annual retirement benefits payable upon retirement at age 65 (as of June 1, 2005) under the Company's tax qualified defined benefit retirement plan (the "Retirement Plan") for employees in the compensation ranges specified, under various assumptions with respect to average annual compensation and years of benefit service, assuming that the employee elected to receive his or her pension on a normal life annuity basis:

                         ESTIMATED ANNUAL BENEFITS UPON RETIREMENT
                  (AS OF JUNE 1, 2005) WITH YEARS OF SERVICE INDICATED(1)
AVERAGE ANNUAL    --------------------------------------------------------
COMPENSATION(2)   5 YEARS    10 YEARS    20 YEARS    30 YEARS    35 YEARS
---------------   -------    ---------   ---------   ---------   ---------
  $  100,000      $ 5,399    $ 10,798    $ 21,596    $ 32,394    $ 34,043
     150,000        8,881      17,762      35,525      53,287      56,543
     200,000       12,363      24,727      49,453      74,180      79,043
     250,000       15,845      31,691      63,382      95,073     101,543
     300,000       19,328      38,655      77,311     115,966     124,043
     350,000       22,810      45,620      91,239     136,859     146,543
     400,000       26,292      52,584     105,168     157,751     169,043
     450,000       29,774      59,548     119,096     178,644     191,543
     500,000       33,256      66,512     133,025     199,537     214,043
     550,000       36,738      73,477     146,953     220,430     236,543
     600,000       40,220      80,441     160,882     241,323     259,043
     650,000       43,703      87,405     174,811     262,216     281,543
     700,000       47,185      94,370     188,739     283,109     304,043
     750,000       50,667     101,334     202,668     304,001     326,543
     800,000       54,149     108,298     216,596     324,894     349,043
     850,000       57,631     115,262     230,525     345,787     371,543
     900,000       61,113     122,227     244,453     366,680     394,043
     950,000       64,595     129,191     258,382     387,573     416,543
   1,000,000       68,078     136,155     272,311     408,466     439,043
   1,050,000       71,560     143,120     286,239     429,359     461,543
   1,100,000       75,042     150,084     300,168     450,251     484,043
   1,150,000       78,524     157,048     314,096     471,144     506,543
   1,200,000       82,006     164,012     328,025     492,037     529,043
   1,250,000       85,488     170,977     341,953     512,930     551,543

---------------

(1) The amounts listed may be reduced in accordance with certain provisions of the Internal Revenue Code of 1986 which limit the maximum amount of compensation that may be taken into account under the Retirement Plan to $210,000 and the maximum annual benefit payable under the Retirement Plan to $170,000. Prior to June 1, 1997, the Company maintained a Benefit Restoration Plan for its executive officers providing for the payment of supplemental retirement benefits because of such Internal Revenue Code limits. See "Benefit Restoration Plan" below. At the October 1997 Annual Meeting, the stockholders approved the adoption of the 1997 Restricted Stock Plan. All prior accruals of supplemental benefits have been replaced by awards of shares of restricted stock under the 1997 Restricted Stock Plan.

(2) Includes base compensation as in effect on June 1, 2004, overtime and commissions paid and bonuses paid or accrued. The compensation covered by the Retirement Plan for the executive officers and former executive officers named in the Summary Compensation Table is the salary and bonus listed in such table.

     With respect to the executive officers listed in the Summary Compensation
Table: Mr. Frank C. Sullivan, has 16.3 years of service; Mr. Tompkins, 8.9 years of service, Mr. Ronald A. Rice, 10.4 years of service, Mr. Hoogenboom, 6 years of service and Mr. Matejka, 4.8 years of service.

RESTRICTED STOCK PLAN

     At the October 1997 Annual Meeting, the stockholders approved the adoption of the 1997 Restricted Stock Plan (the "Restricted Stock Plan"). The purpose of the Restricted Stock Plan is to replace the cash based Benefit Restoration Plan (the "Benefit Restoration Plan") with a stock based plan. Effective January 1, 1991, the Company established the Benefit Restoration Plan for the purpose of providing for the cash payment of supplemental retirement and death benefits to officers of the Company designated by the Board of Directors whose Retirement Plan benefits may be limited under the provisions of the Employee Retirement Income Security Act of 1974 ("ERISA") and the Internal Revenue Code. Shares granted under the Restricted Stock Plan (the "Restricted Shares") directly reduce and replace the cash amount of supplemental retirement restoration benefits and supplemental death restoration benefits owed to participants under the Benefit Restoration Plan. The Benefit Restoration Plan was frozen on June 1, 1997. No further supplemental benefits accrued after that date. All prior accruals of supplemental retirement restoration benefits and death restoration benefits under the Benefit Restoration Plan have been replaced by prior grants of shares under the Restricted Stock Plan. All current grants of shares will be in an amount equivalent to the accruals of supplemental retirement restoration benefits and death restoration benefits required under the Benefit Restoration Plan if it were not frozen. The Restricted Stock Plan is administered by the Compensation Committee of the Board of Directors, which has the exclusive right and sole discretion to authorize the granting of Restricted Shares. Only employees of the Company, including employee Directors who are not members of the Compensation Committee, are eligible to participate in the Restricted Stock Plan. The Company is permitted to take a tax deduction for the value of the Restricted Shares upon the vesting of such shares. The Restricted Stock Plan will expire on May 31, 2007 or such earlier date as may be determined by the Board of Directors. The plan was amended effective in January 2003 to provide that certain participants will now receive cash dividends under the Plan. Previously, all participants were required to defer receipt of such cash dividends into the Company's Deferred Compensation Plan. In October 2003, the Compensation Committee amended the Restricted Stock Plan to provide for the mandatory sale of enough shares of Common Stock on behalf of participants in order to pay federal, state and local income tax obligations of such participants after the date that any shares of Common Stock awarded under the plan vest and become subject to taxation.

     The Restricted Shares are shares of Common Stock of the Company which are forfeitable and nontransferable for a specified period of time. The transfer restrictions remain in place until the earliest of (a) the later of either the employee's termination of employment or the lapse of forfeiture restrictions,
(b) a "change of control" with respect to the Company, as such term is defined in the Restricted Stock Plan, or (c) the termination of the Restricted Stock Plan. The Restricted Shares are subject to complete forfeiture until the earliest to occur of (a) the later of either the employee's attainment of age 55 or the fifth anniversary of the May 31st immediately preceding the date on which the Restricted Shares were awarded, (b) the retirement of the employee on or after the attainment of age 65, or (c) a "change in control" with respect to the Company, as such is defined in the Restricted Stock Plan. Notwithstanding the above, if the employee's service to the Company is terminated on account of the death or total disability prior to the lapsing of restrictions, such restrictions shall lapse.

            COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The Compensation Committee of the Board of Directors (the "Committee") administers the cash salary, bonus, and other incentive compensation and stock option programs for the executive officers of the Company pursuant to (i) the Amended and Restated By-Laws of the Company, which were adopted by the Board of Directors on October 11, 2002, and (ii) a Committee Charter, which was amended and restated in April 2004 in light of the requirements of the Sarbanes-Oxley Act of 2002 and the New York Stock Exchange corporate governance rules. The Committee Charter, as amended and restated, provides for the Committee to oversee the Company's compensation programs and, in consultation with the Chief Executive Officer, develop and recommend to the Board an appropriate compensation and benefits philosophy and strategy for the Company. The Committee Charter also provides the Committee with the responsibility (i) to determine and approve the compensation of the Chief Executive Officer based on the Committee's evaluation of the Chief Executive Officer's performance, (ii) to review and approve compensation programs covering executive officers of the Company, (iii) to administer and approve awards under the Company's cash incentive compensation plans and equity-based plans, and make recommendations to the Board with respect to the establishment and administration of new plans or the material revision or termination of existing plans, (iv) to review and recommend to the Board of Directors the amount of reasonable compensation and payment of expenses and other benefits to be paid to members of the Board of Directors for their attendance at each meeting of the Board or a Committee of the Board, (v) to review management succession planning and management development for senior management, (vi) to produce the Compensation Committee Report to be included in the Company's Proxy Statement for the Annual Stockholders Meeting, (vii) to oversee, in consultation with senior management, regulatory compliance with respect to compensation matters and (viii) to undertake additional activities within the scope of the Committee's primary functions as it or the Board may deem appropriate. The Committee presently consists of three independent Directors who are appointed to the Committee by and report to the entire Board of Directors. Each member of the Committee qualifies as a "non-employee director" within the definition of Rule 16b-3 under the Securities Exchange Act of 1934, as an "outside director" within the meaning of Section 162(m) of the Internal Revenue Code, and as an "independent" director under the rules of the New York Stock Exchange. The Committee Charter is available on the Company's website at www.rpminc.com.

OVERVIEW OF COMPENSATION PHILOSOPHY AND PROGRAMS

     Compensation Philosophy.

     The Company's general compensation philosophy is that the Company's executive officers should be well compensated for achieving strong operating results. The Committee has designed compensation policies and programs for the Company's executive officers which are intended to compensate such executive officers at the market median for a relevant group of similarly-sized companies and competitors within the Company's industry, with the potential for higher than average compensation when the Company significantly exceeds its annual business plan. The Company's primary compensation goals are to retain key leaders, reward past performance, incentivize strong future performance and align executives' long-term interests with those of the Company's stockholders. The Committee oversees the Company's programs of compensation and benefits to ensure consistency with the Company's philosophy and strategy.

     Cash Salary and Bonus.

     The Committee determines the annual cash salary, bonus, stock and option awards and other incentives to be awarded to Frank C. Sullivan, President and Chief Executive Officer, based on an annual evaluation of his performance. The Committee does not utilize pre-established, specific performance goals in making cash salary compensation decisions. In determining the Chief Executive Officer's cash salary and bonus (subject to the provisions of the Incentive Compensation Plan described below), the Committee considers many factors including the results of the Board's Chief Executive Officer annual evaluation. In connection with the Chief Executive Officer evaluation process, the Committee distributes a Chief Executive Officer evaluation form to the entire Board of Directors for the purpose of soliciting feedback on the Chief Executive Officer's performance in a number of key areas including leadership, strategic planning, achievement of performance objectives, Board and external relations, integrity, succession planning, important contributions within the past year and overall job performance. In connection with its evaluation of the performance of the Chief Executive Officer, the Committee also reviews and considers a number of additional factors, including (i) Company sales, pre-tax earnings, net income, earnings per share and other financial measures such as cash flow, (ii) accomplishing the Company's business plan, (iii) performance of the Company's Common Stock in the open market, (iv) cash dividends paid to stockholders, (v) return on Stockholders' Equity, and (vi) acquisitions, corporate financings, and other general corporate objectives which were achieved during the fiscal year.

     The Committee also reviews and approves compensation programs covering other executive officers. Upon the recommendation of the Chief Executive Officer, the Committee reviews and recommends to the Board of Directors for its approval individual compensation awards for executive officers, other than the Chief Executive Officer. In determining the cash salary and bonus component of executive officer compensation, the Committee reviews and approves a mix of performance measures similar to those factors listed above with respect to Chief Executive Officer compensation, with a significant amount of emphasis placed on the compensation recommendations of the Chief Executive Officer.

     Each executive officer is employed under an employment agreement. The employment agreements provide that any increase in cash salary for the executive officer is made retroactive to June 1 of each fiscal year and that once awarded, an increase in salary cannot be reduced without the executive officer's consent. The employment agreements also provide for automatic annual renewal unless the Committee or the executive officer gives the other party notice of non-renewal two months in advance of the annual renewal date. In March 2005, the Committee determined that it was advisable and in the best interest of the Company that the term of the employment agreements each be extended for an additional one-year period ending May 31, 2006.

     The Company's Incentive Compensation Plan (the "Incentive Plan") is intended to be utilized as the primary annual cash bonus program for those employees of the Company who in any respective fiscal year are the Chief Executive Officer and the other four most highly compensated executive officers of the Company (the "Covered Employees"). The Incentive Plan is designed to promote the interests of the Company and its stockholders by: (i) attracting and retaining officers who are key employees of the Company; (ii) motivating such officers by reason of performance-related incentives to achieve the Company's performance goals; (iii) enabling such officers to participate in the growth and financial success of the Company; and (iv) qualifying the bonus awards as "performance-based" compensation under Section 162(m) of the Internal Revenue Code, assuring that the Company will continue to be able to deduct cash bonuses paid to the Covered Employees for federal income tax purposes.

     The Incentive Plan calls for providing an aggregate bonus award pool of 1.5% of the Company's Income Before Income Taxes ("pre-tax income") in each applicable fiscal year for the Covered Employees. Within the first three months of each fiscal year the Committee, which administers the Incentive Plan, is required to determine in writing the maximum portion of such aggregate bonus award pool that each Covered Employee may receive in respect of such fiscal year. At the end of each fiscal year, the Committee calculates the aggregate bonus award pool based on the Company's audited pre-tax income and each individual's bonus award payout amount.

     The Committee may reduce or eliminate a Covered Employee's bonus award, at the Committee's sole discretion, based solely on individual performance. In determining what portion of the eligible Incentive Plan bonus pool to award to the Covered Employees (including the Chief Executive Officer), the Committee reviews the relevant factors described above relating to the determination of salary and bonus.

     The total of all bonus award payments made under the Incentive Plan in any given fiscal year shall not exceed 1.5% of the Company's pre-tax income. Furthermore, the total of all payments to any one individual Covered Employee under the Incentive Plan in any fiscal year shall not exceed $1,500,000. Payments under the Incentive Plan, pursuant to the terms herein described, are intended to satisfy the requirements of Section 162(m) of the Internal Revenue Code as "performance-based" compensation and therefore be fully tax deductible to the Company. For fiscal years 2003 and 2000, the Company awarded bonuses in excess of the pool as a result of the unanticipated effect of special charges which, despite positive operating results and solid operating performance of the Covered Employees, significantly reduced the available bonus pool. In each case, a small portion of the aggregate compensation paid to certain of the Covered Employees was nondeductible for federal income tax purposes under Section 162(m). See "Section 162(m) of the Internal Revenue Code" below for additional information regarding
Section 162(m).

     Equity Incentive Compensation.

     In 2003, the Company retained a professional compensation consulting firm to review the Company's long-term stock-based compensation plans for management and other key employees of the Company in light of (i) the trend of public companies granting restricted stock instead of stock options and (ii) possible changes in the accounting treatment for stock options and other forms of stock compensation which have been the subject of Financial Accounting Standards Board and other regulatory and legislative activity. The consulting firm concluded that the Company's existing long-term stock-based compensation plans, i.e., the 1996 Key Employees Stock Option Plan (the "1996 Stock Option Plan") and the Performance Accelerated Restricted Stock Plan (the "PARS Plan"), were inadequate to provide compensation that is competitive with the long-term stock-based compensation provided by the Company's peer group. Furthermore, as of May 31, 2004, only 648,397 shares remained available for stock option grants under the 1996 Stock Option Plan. Based on these factors, the Committee requested the consulting firm to submit a proposal outlining a form of plan that would provide for maximum flexibility in the type and mix of awards. As a result of analysis of these issues, including significant input from the consultants, in July 2004, at the recommendation of the Committee, the Board of Directors adopted the 2004 Omnibus and Incentive Plan (the "Omnibus Plan"), which was approved by stockholders at the Annual Meeting of Stockholders held in October 2004. The Omnibus Plan, which is administered by the Committee, is intended to be the primary stock-based award program for those employees of the Company, its subsidiaries and certain allied enterprises, whom the Committee determines from time to time are eligible for awards.

     Company management makes annual recommendations to the Committee of the type and amount of equity awards for the Chief Executive Officer and other executive officers. In determining the equity incentive compensation component of Chief Executive Officer compensation, the Committee considers, in addition to the factors used to determine salary and bonus: (i) the value of similar incentive awards to chief executive officers at peer group and other companies and (ii) awards given to the Chief Executive Officer in past years. In determining the equity incentive compensation of the other executive officers, the Committee reviews and approves a mix of performance measures similar to those factors listed above with respect to Chief Executive Officer compensation, with a significant amount of emphasis placed on the compensation recommendations of the Chief Executive Officer.

     The Committee utilizes the various equity incentive awards available to it under the Omnibus Plan, the 1996 Stock Option Plan, and the PARS Plan to retain executives and other key employees and achieve the following additional goals,
(i) to reward past performance, (ii) to incentivize future performance (both short-term and long-term), (iii) to align executives' long-term interest with that of the stockholders and (iv) to enhance the longer-term performance and profitability of the Company and its subsidiaries. The Committee's current intention is to achieve these goals by making annual awards to the Company's executive officers and other key employees, using a combination of performance-based restricted stock and either stock options or stock settled SARs.

     Section 162(m) of the Internal Revenue Code.

     In the course of fulfilling its responsibilities, the Committee routinely reviews the impact of Section 162(m) of the Internal Revenue Code. For example, in 1995 the Company retained a professional compensation consulting firm to review the Company's executive compensation programs in light of Section 162(m) of the Internal Revenue Code which disallows a tax deduction for certain compensation paid in excess of $1,000,000 to each of the top five paid executive officers of the Company. The regulations under
Section 162(m), however, except from this $1,000,000 limit various forms of compensation, including "performance-based" compensation. The consulting firm eventually recommended to the Committee the performance-based Incentive Plan, described above, which would satisfy the requirements of Section 162(m). The Omnibus Plan also provides for the flexibility in making awards which would satisfy the requirements of Section 162(m). Awards made under certain other of the Company's compensation programs, including the PARS Plan and the 1997 Restricted Stock Plan, do not qualify for favorable tax treatment under Section 162(m). Although the Committee carefully considers the impact of Section 162(m) when administering the Company's compensation programs, the Committee does not make decisions regarding executive compensation solely based on the expected tax treatment of such compensation. In order to maintain flexibility in designing compensation programs that retain key leaders, reward past performance, incentivize strong future performance and align executives' long-term interests with stockholders, the Committee may deem it appropriate at times to forgo 162(m) qualified awards in favor of awards that may not be fully tax-deductible. This may occur, for example, if the Company's operating results are adversely impacted by restructuring, asbestos or other non-operating charges, yet the Company performs significantly better than its business plan notwithstanding the charge.

2005 EXECUTIVE OFFICER COMPENSATION

     Salary and Bonus Determinations.

     In setting salaries for the Chief Executive Officer and the other executive officers for fiscal 2005, the Committee reviewed and considered the Company's business plan for fiscal 2004 as compared to the actual results for fiscal 2004 and the summary financial results for fiscal years 2003 and 2002. The Committee also reviewed the recommendations of the Chief Executive Officer with respect to recommended base salaries and bonuses for executive officers other than the Chief Executive Officer. In making its determinations, the Committee noted that the Company's financial results were better than business plan for net sales, net income and diluted earnings per share, and that cash flow from operations and dividends paid to stockholders exceeded the business plan. The Committee also noted that the only financial measure which did not meet business plan was capital expenditures. Additionally, in setting the salary for the Chief Executive Officer for fiscal 2005, the Committee considered the Board's positive evaluation of Mr. Sullivan's performance as reflected in the responses to the Chief Executive Officer evaluation form. The Committee engaged in similar deliberations with respect to salary determinations for fiscal 2006, which salary amounts are reflected under the heading "Executive
Compensation -- Employment Agreements."

     In August 2004, the Committee determined on a percentage basis the portion of the aggregate bonus award pool under the Incentive Plan to be awarded to each of the Covered Employees in respect of the Company's performance for the fiscal year ending May 31, 2005 as follows: Frank C. Sullivan, 40%; P. Kelly Tompkins, 15%; Ronald A. Rice, 15%; Paul G. P. Hoogenboom, 15%; and Robert L. Matejka, 15%. In addition, in October 2004 the Committee determined that the maximum bonuses awarded to any Covered Employee would not exceed 100% of their respective salaries. In July 2005, the Committee made similar determinations with respect to the bonus pool allocations for fiscal 2006. However, the Committee has determined that for fiscal 2006 the bonuses paid will range from zero to 133% of salary, which is the range currently applicable to other key management employees of the Company under their comparable cash bonus plans.

     For fiscal 2005, the Company's reported pre-tax income was $163.7 million, providing a bonus pool under the Incentive Plan for the Covered Employees of approximately $2,455,920. Upon the recommendation of Frank C. Sullivan, and after a review a variety of factors including an analysis of the Company's net sales, gross profit, operating income and net income for 2005 as compared to the Company's business plan and fiscal 2004 results, the Committee awarded bonuses totaling $1,710,000 to the Covered Employees. The bonuses paid to each of these Covered Employees for fiscal year 2005 was significantly below the bonus amounts which were authorized to be paid pursuant to the bonus pool formula and are fully tax deductible.

     Equity Incentive Awards.

     PERS. In October 2004, pursuant to the Omnibus Plan and based on the Company's favorable fiscal 2004 results, the Committee awarded performance earned restricted stock grants ("PERS") totaling 309,500 shares to executive officers and other key employees of the Company and its subsidiaries (including 40,000 shares awarded to the Chief Executive Officer). Recipients of these PERS awards qualified for these grants as a result of achieving their relevant annual business plan. Restrictions on PERS will lapse upon the determination of the Committee that the recipient has been continuously employed by the Company for three years from the effective date of the grant. Of these PERS awards, the awards to the Covered Employees do not satisfy the requirements of Section 162(m) of the Internal Revenue Code and, therefore, payments made by the Company under these grants may not be entirely tax deductible in future years and in amounts which cannot yet be determined.

     In October 2004, the Committee also approved PERS awards to the Covered Employees of up to 90,000 shares, contingent on the attainment of fiscal 2005 projected earnings increase performance goals. But for the unexpected asbestos charges taken during fiscal 2005, these performance goals were met. As a result of the Company's positive operating performance notwithstanding the asbestos charges, the Committee anticipates that in October 2005 it will grant equity awards to the Covered Employees that are roughly equivalent to the PERS awards described above.

     In July 2005, the Committee also approved a contingent award of PERS to the Covered Employees of up to 90,000 shares to be based on the level of attainment of fiscal 2006 performance goals related to planned "earnings before interest and taxes" increase. In making the determination of whether the 2006 planned "earnings before interest and taxes" increase has been attained, the actual 2006 results will be adjusted to exclude the impact of restructuring, asbestos and other similar non-operating charges or credits.

     Stock Options. Also in October 2004, the Committee granted stock options under the 1996 Stock Option Plan totaling 553,000 shares to executive officers and other key employees of the Company and its subsidiaries.(1) The purpose of these grants is to incentivize future performance. These option grants were based upon the recommendation of the Company. Of the 553,000 shares subject to such awards, 125,000 were awarded to the Chief Executive Officer. The Committee currently anticipates making a combination of stock option and/or stock settled SAR grants in the future.

     Restricted Stock. The Committee also awarded 37,778 shares of restricted stock for fiscal 2005 to executive officers and other key employees under the 1997 Restricted Stock Plan. These grants (as described in further detail under the heading "Executive Compensation -- Restricted Stock Plan") were made solely for the purpose of replacing, in an equal amount, unfunded cash benefits owed to participants under the Benefit Restoration Plan.

DESCRIPTION OF THE COMPANY'S COMPENSATION PROGRAMS FOR EXECUTIVE OFFICERS AND DIRECTORS

     The following is a summary discussion of the plans (other than the Incentive Plan and Restricted Stock Plan which are described in detail above) and programs administered by the Committee:

---------------

    1 In October 2004, the Compensation Committee originally authorized and approved the grant of 555,000 stock appreciation rights ("SARs"). However, subsequent to such authorization and approval but prior to the issuance of the SARs, and as a result of announced statutory changes in the federal tax treatment of SARs, upon the recommendation of the Company, the Compensation Committee agreed to cancel the award of 555,000 SARs, and in lieu thereof, to award the stock options described above.

     2004 Omnibus Equity and Incentive Plan.

     The Omnibus Plan provides the Company with flexibility to grant a wide variety of stock and stock-based awards, as well as dollar-denominated performance-based awards. Any dollar-denominated performance awards granted under the Omnibus Plan are intended to complement and not replace cash bonus awards made under the Incentive Compensation Plan. The Omnibus Plan also allows the Committee the flexibility to provide a mix of awards determined by taking into account such factors as the type and level of employee, relevant business and performance goals and the prevailing tax and accounting treatments. The goal of the Omnibus Plan is to make the most appropriate award depending upon these and other factors and to promote the interests of the Company and its stockholders by attracting, retaining, motivating and rewarding employees who render services that benefit the Company, its subsidiaries and allied business enterprises and aligning the interests of these employees with the Company's stockholders.

     1996 Stock Option Plan.

     The Company's 1996 Stock Option Plan for its executive officers and other key employees is intended to provide long-term equity incentive to the officers and employees and, in the long-term, relates to stockholder value. Options to executive officers are awarded by the Committee based primarily upon the recommendation of Frank C. Sullivan, and the various presidents of the Company's operating subsidiaries submit recommendations with respect to option grants to subsidiary employees. Options are granted at the closing sales price on the New York Stock Exchange on the date of grant, have a term of ten years, and generally vest at the rate of 25% per year after one year. At May 31, 2005, only 64,247 shares remained available for stock option grants under the 1996 Stock Option Plan.

     PARS Plan.

     The 2002 PARS Plan was adopted by the Company in 2002. The purpose of the PARS Plan is to provide an added incentive to key officers to improve the long-term performance of the Company. The PARS Plan is administered by the Committee. Officers of the Company and its subsidiaries are eligible to participate in the plan. Restrictions on the shares granted under the PARS Plan lapse if all performance goals are attained during any fiscal year beginning prior to June 1, 2011 and, alternatively, restrictions on shares will lapse on May 31, 2012 for any participant who has been continually employed with the Company or a subsidiary from June 1, 2002 to May 31, 2012. The performance goals for the Company in any fiscal year beginning prior to June 1, 2011 will be the financial or other goals determined by the Committee and set forth in a restricted stock agreement entered into in connection with the plan.

     The PARS Plan was amended by the Committee effective in January 2003 to provide that certain participants will now receive cash dividends under the plan. Previously, all participants were required to defer receipt of such cash dividends into the Company's Deferred Compensation Plan. In October 2003, the Committee amended the PARS Plan to provide for the mandatory sale of enough shares of Common Stock on behalf of participants in order to pay federal, state and local income tax obligations of such participants after the date that any shares of Common Stock awarded under the plan become subject to taxation. The PARS Plan is not considered a performance-based compensation plan satisfying the requirements of Section 162(m) of the Internal Revenue Code and, therefore, payments made by the Company under the plan may not be entirely tax deductible.

     2003 Restricted Stock Plan for Directors.

     In July 2003, at the recommendation of the Committee, the Board of Directors approved the RPM International Inc. 2003 Restricted Stock Plan for Directors (the "2003 Plan"). In October 2003, the stockholders approved the 2003 Plan at the Annual Meeting of Stockholders. The purpose of the

2003 Plan is to bring total compensation of the Directors to a competitive level and enhance the ability of the Company to recruit and retain Directors, as well as to align interests of Directors with the interests of stockholders. The 2003 Plan is administered by the Committee. Directors who are not employees of the Company are eligible to participate in the 2003 Plan. Restrictions on shares granted under the 2003 Plan will lapse, among other reasons, upon death or disability, on the last day of the month of the third anniversary of the date of grant, upon normal retirement, and upon a Change in Control (as defined in the 2003 Plan). In October 2004, awards totaling 20,000 shares of Common Stock were made under the 2003 Plan, with each non-employee Director (with the exception of Mr. Thomas C. Sullivan) receiving a grant of 2,000 shares. It is anticipated that similar awards will be made on an annual basis. The 2003 Plan will terminate at such time as determined by the Board of Directors. Payments made by the Company under the 2003 Plan are tax deductible. The 2003 plan provides for the mandatory sale, upon the lapse of restrictions, of enough shares of Common Stock on behalf of participants in order to pay federal, state and local income tax obligations of such participants. In July 2004, upon the early retirement of Director E. Bradley Jones, the Board of Directors accelerated the vesting of a prior award of 2,400 shares made to Mr. Jones under the 2003 Plan.

     Director Cash Compensation.

     In July 2003, the Committee approved the cash compensation for outside Directors described below following a review of the conclusions and recommendations of the Company's professional compensation consulting firm. The consultant found that, while the Company was competitively positioned at the peer group median with respect to cash compensation, it was in the bottom 10th percentile of its peer group with respect to total compensation paid to outside Directors. The Company's lack of stock compensation to its outside Directors resulted in a Board compensation package that was not competitive. Consequently, in connection with the adoption of the 2003 Plan, the Committee also slightly increased Director cash compensation in order to provide a total Board compensation package which is competitive with the Company's peer group.

     Directors who are not employees of or consultants to the Company receive a quarterly fee of $8,000. The cash fee for attendance at Board and Committee meetings is $1,000 per meeting. In addition, the Audit Committee Chair receives a quarterly fee of $3,000 and the Chair of each of the Compensation and Governance and Nominating Committees receives a quarterly fee of $1,500.

     Thomas C. Sullivan Consulting Agreement.

     On June 8, 2005, upon approval of the Committee, the Company entered into an extension to the Succession and Post-Retirement Consulting Agreement between Thomas C. Sullivan and the Company which expired by its terms on May 31, 2005. Mr. Sullivan is Chairman of the Company's Board of Directors, the former Chief Executive Officer of the Company, and the father of Frank C. Sullivan, Chief Executive Officer of the Company. The extension agreement provides that effective June 1, 2005 and continuing through May 31, 2007, Mr. Sullivan will serve the Company in a consulting capacity, providing assistance in the area of corporate development. Mr. Sullivan's consulting services include identifying and introducing the Company to possible merger and acquisition candidates and assisting in the consummation of such transactions. For his services as a consultant during the 24-month extension period, Mr. Sullivan is entitled to monthly payments of $42,000, use of a part-time administrative assistant, continued use of Mr. Sullivan's current Company car, continued coverage under the Company's health insurance plan, payment of certain club dues and continuation of financial planning services.

     Deferred Compensation.

     The Company's revised and updated Deferred Compensation Plan, adopted in 2002, supersedes the deferred compensation plan that was adopted by the Company in February 1994. Under this plan, selected management employees, certain highly compensated employees and Directors are eligible to defer a portion of their salary, bonus, incentive plan amounts, Director fees and grants of restricted stock until a future date. The plan also provides that if a participant elects to defer compensation that she or he would otherwise have contributed to the Company's 401(k) Plan, the participant's account will be credited with an amount equal to the matching contribution the Company otherwise would have made to the 401(k) Plan for the participant, reduced by the amount of any matching contribution the Company makes to the 401(k) Plan on behalf of the participant. Amounts credited to a participant's account under the predecessor deferred compensation plan were credited to the participant's account under the new plan. A participant's account will be credited with investment gains or losses as if the amounts credited to the account were invested in selected investment funds. Any compensation deferred under the plan is not included in the $1,000,000 limit provided for under
Section 162(m) of the Internal Revenue Code until the year in which the compensation actually is paid. In addition, to the extent that any compensation paid to a participant would not be deductible by the Company by reason of the
Section 162(m) limitation, the Company may defer payment of any or all of a distribution under the plan and such deferred amount will be distributed to the participant at the earliest date on which the deductibility of the compensation will not be limited by Section 162(m). In October 2003, the Committee amended the Deferred Compensation Plan to provide for the mandatory sale of enough shares of Common Stock in a participant's restricted stock account in order to pay federal, state and local income tax obligations of such participant prior to distribution from a participant's Restricted Stock Account. In July 2004, the Board of Directors, upon the recommendation of the Committee, amended the Deferred Compensation Plan to provide for the crediting of certain interests cancelled and surrendered under the Omnibus Plan and to create accounts and administrative procedures for the implementation of such credits.

                                          Edward B. Brandon, Chairman
                                          Albert B. Ratner
                                          Dr. Jerry Sue Thornton

                               PERFORMANCE GRAPHS

     Set forth below are line graphs comparing the yearly cumulative total stockholders' return on the Company's Common Stock against the yearly cumulative total return of the S&P Composite -- 500 Stock Index and an index of certain companies selected by the Company as comparative to the Company (the "Peer Group Index"). The companies selected to form the peer group index are: Detrex Corporation, Ferro Corporation, H. B. Fuller Company, Imperial Chemical Industries PLC, NL Industries, Inc., PPG Industries Inc., Rohm and Haas Company, The Sherwin-Williams Company and Valspar Corporation.

     The graphs assume that the value of the investment in the Company's Common Stock, the S&P Composite -- 500 Stock Index and the respective peer group index was $100 on May 31, 2000 and May 31, 1995, respectively, and that all dividends, if any, were reinvested.

                COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN*
              AMONG RPM INTERNATIONAL INC., THE S&P 500 INDEX AND
                                  A PEER GROUP

                              [PERFORMANCE GRAPH]

                                                                CUMULATIVE TOTAL RETURN
                                                  ---------------------------------------------------
                                                   5/00     5/01     5/02     5/03     5/04     5/05
                                                  ------   ------   ------   ------   ------   ------
RPM INTERNATIONAL INC...........................  100.00    89.14   177.14   145.26   178.24   220.88
S&P 500.........................................  100.00    89.45    77.06    70.85    83.83    90.74
PEER GROUP......................................  100.00   101.84   118.17    97.66   128.65   148.46

* $100 INVESTED ON 05/31/00 IN STOCK OR INDEX --
 INCLUDING REINVESTMENT OF DIVIDENDS.
 FISCAL YEAR ENDING MAY 31.

                COMPARISON OF TEN-YEAR CUMULATIVE TOTAL RETURN*
              AMONG RPM INTERNATIONAL INC., THE S&P 500 INDEX AND
                                  A PEER GROUP

                              [PERFORMANCE GRAPH]

                                                            CUMULATIVE TOTAL RETURN
                        ------------------------------------------------------------------------------------------------
                         5/95     5/96     5/97     5/98     5/99     5/00     5/01     5/02     5/03     5/04     5/05
                        ------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
RPM INTERNATIONAL
  INC.................  100.00   107.40   126.62   145.51   122.52    89.75    80.00   158.99   130.37   159.97   198.24
S&P 500...............  100.00   128.44   166.22   217.22   262.89   290.44   259.79   223.81   205.77   243.48   263.54
PEER GROUP............  100.00   116.84   140.05   181.76   154.25   128.02   130.37   151.27   125.02   164.69   190.05

* $100 INVESTED ON 05/31/95 IN STOCK OR INDEX --
 INCLUDING REINVESTMENT OF DIVIDENDS.
 FISCAL YEAR ENDING MAY 31.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") requires the Company's officers and Directors and persons who own 10% or more of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Commission. Officers, Directors and 10% or greater stockholders are required by Commission regulations to furnish the Company with copies of all Forms 3, 4 and 5 they file.

     Based solely on the Company's review of the copies of such forms it has received, the Company believes that all of its officers and Directors complied with all filing requirements applicable to them with respect to transactions during the fiscal year ended May 31, 2005.

            REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

     The primary function of the Audit Committee is to assist the Board of Directors in fulfilling its oversight of the integrity of the Company's financial statements, the Company's compliance with legal and regulatory requirements, the independent auditor's qualifications and independence, and the performance of the Company's internal audit function and independent auditor. The Audit Committee's activities are governed by a written charter adopted by the Board of Directors. Among other responsibilities specified in the charter, the Audit Committee has the sole authority to appoint, retain and where appropriate, terminate, the Company's independent auditor. The Audit Committee is also directly responsible for, among other things, the evaluation, compensation and oversight of the work of the Company's independent auditor for the purpose of preparing or issuing an audit report or related work. In addition, the Audit Committee must pre-approve all audit and permitted non-audit services performed by the Company's independent auditor. It is not the duty of the Audit Committee to plan or conduct audits or determine that the Company's financial statements and disclosures are complete and accurate and in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of management and the independent auditor.

     In fulfilling its responsibilities, the Audit Committee has reviewed and discussed the audited financial statements contained in the 2005 Annual Report on Form 10-K with the Company's management and Ciulla, Smith & Dale, LLP, the independent auditor for fiscal 2005.

     The Audit Committee discussed with Ciulla, Smith & Dale, LLP, the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended. In addition, the Audit Committee has discussed with Ciulla, Smith & Dale, LLP, the auditor's independence from the Company and its management, including the matters in the written disclosures required by Independence Standard Board No. 1, Independence Discussions with Audit Committees, which the Company has received.

     In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board (and the Board has approved) that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended May 31, 2005, for filing with the Securities and Exchange Commission.

     The Audit Committee has determined that the rendering of the non-audit services by Ciulla, Smith & Dale, LLP was compatible with maintaining the auditor's independence.

     As described below under the heading "Independent Auditors," the Audit Committee has engaged Ernst & Young LLP as the Company's independent registered public accountant for fiscal 2006.

     Submitted by the Audit Committee of the Board of Directors as of July 18, 2005.

                                          Donald K. Miller, Chairman
                                          Max D. Amstutz
                                          William B. Summers, Jr.

                                   AUDIT FEES

     During the fiscal years ended May 31, 2005 and 2004, Ciulla, Smith & Dale, LLP provided various audit services and non-audit services to the Company. Set forth below are the aggregate fees and expenses billed for these services for the last two fiscal years:

                                                                     MAY 31,
                                                             -----------------------
                                                                2005         2004
                                                             ----------   ----------
Audit Fees.................................................  $2,402,000   $1,685,000
Audit Related Fees.........................................     122,000       87,000
Tax Services...............................................     544,000      490,000
All Other Fees.............................................          --           --
                                                             ----------   ----------
  Total Fees...............................................  $3,068,000   $2,262,000
                                                             ==========   ==========

     Audit Fees: The aggregate fees billed for professional services rendered for the audit of the Company's financial statements for the fiscal years ended May 31, 2005 and 2004 and for the reviews of the financial statements included in the Company's quarterly reports on Form 10-Q for the fiscal years ended May 31, 2005 and 2004 were $2,402,000 and $1,685,000 respectively. The increase in audit fees for fiscal 2005 was due in part to the audit by Ciulla, Smith & Dale, LLP of the Company's internal control over financial reporting as required by
Section 404 of the Sarbanes-Oxley Act of 2002.

     Audit Related Fees: The aggregate fees billed by Ciulla, Smith & Dale, LLP for services rendered to the Company for 401(k) and pension plan audits, Securities and Exchange Commission registration and due diligence related to acquisitions for the fiscal years ended May 31, 2005 and 2004 were $122,000 and $87,000, respectively.

     Tax Fees: The aggregate fees relating to tax preparation and planning for the 2005 and 2004 fiscal years were $544,000 and $490,000, respectively.

     All Other Fees: No other fees were paid to Ciulla, Smith & Dale, LLP in either fiscal year except for insignificant fees paid by the Company in connection with the preparation of personal tax returns of certain of the Company's officers.

     In addition to the fees the Company has paid to Ciulla, Smith & Dale, LLP, the Company has historically paid fees to other accounting firms in connection with certain of its foreign operations. For example, during fiscal 2005 in connection with its operations in Europe, Asia, Latin America, Africa and the Middle East the Company paid aggregate fees of approximately $1,954,000, including approximately $966,000 for audit and audit related fees and $401,000 for tax services, to accounting firms other than Ciulla, Smith & Dale, LLP.

                              INDEPENDENT AUDITORS

     Effective June 23, 2005, the Company received notification that its principal independent registered public accountant, Ciulla, Smith & Dale, LLP, was declining to stand for re-election after completion of the Company's fiscal 2005 audit and the Company engaged a new auditor as described below. The fiscal 2005 audit has been completed and the Company filed its Annual Report on Form 10-K for the fiscal year ended May 31, 2005 on August 15, 2005 which contained Ciulla, Smith and Dale, LLP's report on the fiscal 2005 audit and, as a result, the audit relationship with Ciulla, Smith & Dale, LLP has terminated as of that date.

     Ciulla, Smith & Dale, LLP's reports on the Company's financial statements for each of the fiscal years ended May 31, 2005 and May 31, 2004 contained no adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. Ciulla,

Smith & Dale, LLP's report on management's assessment of internal control over financial reporting for the fiscal year ended May 31, 2005 contained no adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty or audit scope. During the two fiscal years ended May 31, 2005 and May 31, 2004 and through August 15, 2005, there have been no disagreements between the Company and Ciulla, Smith & Dale, LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Ciulla, Smith & Dale, LLP, would have caused it to make reference to the subject matter of the disagreements in connection with its reports.

     On June 23, 2005, the Company announced that it was engaging Ernst & Young LLP as its principal independent registered public accountant for fiscal 2006. There were no consultations during the two fiscal years ended May 31, 2005 and through June 23, 2005 by the Company with Ernst & Young LLP regarding (1) the application of accounting principles to any transaction, either completed or proposed; (2) the type of audit opinion that might be rendered on the Company's financial statements; or (3) any matter that was the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

     The decision to engage Ernst & Young LLP was made by the Company's Audit Committee.

     Representatives of Ciulla, Smith& Dale, LLP and Ernst & Young LLP will be present at the Annual Meeting and will have an opportunity to make a statement should they so desire. The representatives also will be available to respond to appropriate questions from stockholders.

                 STOCKHOLDER PROPOSALS FOR 2006 ANNUAL MEETING

     Any stockholder proposal intended to be presented at the 2006 Annual Meeting of Stockholders must be received by the Company's Secretary at its principal executive offices not later than April 27, 2006 for inclusion in the Board of Directors' Proxy Statement and form of Proxy relating to that meeting. Each proposal submitted should be accompanied by the name and address of the stockholder submitting the proposal and the number of shares of Common Stock owned. If the proponent is not a stockholder of record, proof of beneficial ownership also should be submitted. All proposals must be a proper subject for action and comply with the Proxy Rules of the Securities and Exchange Commission.

     The Company may use its discretion in voting Proxies with respect to stockholder proposals not included in the Proxy Statement for the Fiscal Year ended May 31, 2006, unless the Company receives notice of such proposals prior to July 11, 2006.

                                 OTHER MATTERS

     The Board of Directors of the Company is not aware of any matter to come before the meeting other than those mentioned in the accompanying Notice. However, if other matters shall properly come before the meeting, it is the intention of the persons named in the accompanying Proxy to vote in accordance with their best judgment on such matters.

     Upon the receipt of a written request from any stockholder entitled to vote at the forthcoming Annual Meeting, the Company will mail, at no charge to the stockholder, a copy of the Company's Annual Report on Form 10-K, including the financial statements and schedules required to be filed with the Commission pursuant to Rule 13a-1 under the Securities Exchange Act of 1934, as amended, for the Company's most recent fiscal year. Requests from beneficial owners of the Company's voting securities must set forth a good-faith representation that as of the record date for the Annual Meeting, the person making the request was the beneficial owner of securities entitled to vote at such Annual Meeting. Written requests for the Annual Report on Form 10-K should be directed to:

                                          P. Kelly Tompkins, Secretary
                                          RPM International Inc.
                                          P.O. Box 777
                                          Medina, Ohio 44258

     You are urged to sign and return your Proxy promptly in order to make certain your shares will be voted at the Annual Meeting. For your convenience a return envelope is enclosed requiring no additional postage if mailed in the United States.

     By Order of the Board of Directors.

                                          P. Kelly Tompkins
                                          Secretary

August 25, 2005

                                                                         ANNEX A

                             RPM INTERNATIONAL INC.

                CATEGORICAL INDEPENDENCE STANDARDS FOR DIRECTORS

                  (AMENDED AND RESTATED AS OF APRIL 20, 2005)

     The New York Stock Exchange ("NYSE") listing standards require that a majority of RPM directors be independent. Under the NYSE standards, to be considered an "independent director," the Board must determine that such director does not have any direct or indirect material relationship with RPM. The Board has established the following categorical standards to assist it in determining director independence in accordance with the NYSE listing standards and other applicable rules and regulations.

     A director shall be deemed independent if, in the opinion of the Board, he or she does not have any of the following relationships with RPM:

          (a) The director is, or has been within the last three years, employed by RPM, or an immediate family member of the director is, or has been within the last three years, an executive officer of RPM;

          (b) The director is a current employee, or an immediate family member is a current executive officer, of a company, that received payments from or made payments to RPM for property or services in an amount which, in any of the last three fiscal years, exceeded the greater of $1.0 million, or 2% of such other company's consolidated gross revenues;

          (c) The director is or was an executive officer, director or trustee of a foundation, university, charitable or other not for profit organization that received contributions from RPM (matching of employee charitable contributions will not be included in RPM's contributions for this purpose) which, in any of the last three fiscal years, exceeded the greater of $1.0 million or 5% of such charitable organization's consolidated gross revenues;

          (d) The director, or an immediate family member of the director, received during any twelve month period within the last three years, more than $100,000 in direct compensation from RPM other than for director and committee fees and pension or other forms of deferred compensation for prior service (provided such compensation is not contingent in any way on continued service);

          (e) (A) The director or an immediate family member is a current partner of a firm that is RPM's internal or external auditor; (B) the director is a current employee of such a firm; (C) the director has an immediate family member who is a current employee of such a firm and who participates in the firm's audit, assurance, or tax compliance (but not tax planning) practice; or (D) the director or an immediate family member was within the last three years (but is no longer) a partner or employee of such a firm and personally worked on RPM's audit within that time;

          (f) The director or an immediate family member is, or has been within the last three years, employed as an executive officer of another company where any of RPM's present executive officers at the same time serves or served on that company's compensation committee; or

          (g) The director is or was an executive officer of another company or bank or other financial institution which is indebted to RPM, or to which RPM is indebted, and the total amount of either entity's indebtedness to the other (except amounts due for purchases subject to usual trade terms or publicly issued debt) in any of the last three fiscal years exceeded 5% of the total consolidated assets of the indebted entity.

     For relationships that are not currently in existence and which are not covered by the categorical standards listed above, or for relationships that are covered by paragraphs (c) or (g) above, but as to which the Board believes a director may nonetheless be independent, the determination of whether the relationship is material or not, and therefore whether the director would be independent or not, shall be made by the directors who satisfy the standards set forth above. RPM will explain in the next proxy statement the basis for any Board determination that a relationship is immaterial despite the fact that it does not meet the categorical standards set forth above.

     For purposes of these categorical standards, "immediate family member" includes a person's spouse, parents, children, siblings, mothers and fathers-in-law, sons and daughters-in-law, brothers and sisters-in-law, and anyone (other than domestic employees) who shares such person's home.

     Also for purposes of these categorical standards, "RPM" includes RPM International Inc. and any of its subsidiaries.

[RPM LOGO]                                                     VOTE BY INTERNET - www.proxyvote.com
                                                                                  -----------------
                                                               Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern
RPM INTERNATIONAL INC.                                         Time the day before the cut-off date or meeting date. Have your
C/O NATIONAL CITY BANK                                         proxy card in hand when you access the web site and follow the
P.O. BOX 92301                                                 instructions to obtain your records and to create an
CLEVELAND, OHIO 44193-0900                                     electronic voting instruction form.

AUTO DATA PROCESSING                                           VOTE BY PHONE - 1-800-690-6903
INVESTOR COMM SERVICES                                         Use any touch-tone telephone to transmit your voting
ATTENTION:                                                     instructions up until 11:59 P.M. Eastern Time the day before
TEST PRINT                                                     the cut-off date or meeting date. Have your proxy card in hand
51 MERCEDES WAY                                                when you call and then follow the instructions.
EDGEWOOD, NY
11717                                                          VOTE BY MAIL
                                                               Mark, sign, and date your proxy card and return it in the
                                                               postage-paid envelope we have provided or return it to RPM
[BAR CODE HERE]                                                International Inc., c/o ADP, 51 Mercedes Way, Edgewood, NY 11717.



TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: [X]         RPMINA                    KEEP THIS PORTION FOR YOUR RECORDS
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 DETACH AND RETURN THIS PORTION ONLY

                                        THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

RPM INTERNATIONAL INC.

    THE RPM BOARD OF DIRECTORS RECOMMENDS THAT
    YOU VOTE FOR THE FOLLOWING.

    VOTE ON DIRECTORS                         FOR     WITHHOLD    FOR ALL       To withhold authority to vote, mark "For All Except"
                                              ALL       ALL       EXCEPT        and write the nominee's number on the line below.
    1.  ELECTION OF DIRECTORS
        (01) Dr. Max D. Amstutz               [ ]       [ ]         [ ]         ____________________________________________________
        (02) Charles A. Ratner
        (03) William B. Summers, Jr.
        (04) Dr. Jerry Sue Thornton

In their discretion, to act on any other matter or matters which may properly come before the meeting.


Note: Please sign exactly as name appears hereon.
Joint owners should each sign. When signing as
attorney, executor, administrator, trustee, or
guardian, please give full title as such.                      CONSENT TO ELECTRONIC DELIVERY
                                                               By checking the box to the right, I consent to
                                                               receive Proxy Statements and Annual Reports
For address changes and/or comments, please check              electronically via the Internet instead of in the
this box and write them on the back where                      mail. The Company will not distribute printed
indicated                                         [ ]          materials to me for future stockholder meetings        YES      NO
                                                               unless I request them or revoke my consent, and will
                                                               notify me when and where its Proxy Statements and
                                                               Annual Reports are available on the Internet.          [ ]      [ ]

                                                               Please Indicate if you plan to attend Annual Meeting   [ ]      [ ]


-------------------------------------        ----------       ---------------------------          ----------
Signature [PLEASE SIGN WITHIN BOX]           Date             Signature (Joint Owners)             Date

                      DIRECTIONS TO THE HOLIDAY INN SELECT
                                  STRONGSVILLE
                      15471 Royalton Road, Strongsville, OH
                              Phone: (440) 238-8800

           FROM CLEVELAND AND POINTS NORTH {INCLUDING HOPKINS AIRPORT)
                 I-71 South to the North Royalton exit (#231A).
           Cross over bridge and the hotel is on the right hand side.

                      FROM THE OHIO TURNPIKE EAST AND WEST
                  Ohio Turnpike (I-80) to I-71 South (exit 10).
                    Exit at the North Royalton exit (#231A).
           Cross over bridge and the hotel is on the right hand side.

                                  FROM THE EAST
       I-480 West to I-71 South. Exit at the North Royalton exit (#231A).
           Cross over bridge and the hotel is on the right hand side.

                                 FROM THE SOUTH
                   I-71 North to the Strongsville exit (#231).
         Turn right at end of ramp and hotel is on the right hand side.

                                                              [STRONGSVILLE MAP]

--------------------------------------------------------------------------------

                             RPM INTERNATIONAL INC.

                 ANNUAL MEETING OF STOCKHOLDERS - OCTOBER 7,2005
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned hereby (i) appoints FRANK C. SULLIVAN and P. KELLY TOMPKINS, and each of them, as Proxy holders and attorneys, with full power of substitution, to appear and vote all of the shares of Common Stock of RPM International Inc., which the undersigned shall be entitled to vote at the Annual Meeting of Stockholders of the Company to be held at the Holiday Inn Select, located at Interstate 71 and Route 82 East, Strongsville, Ohio, on Friday, October 7, 2005 at 2:00 P.M. Eastern Time, and at any adjournment or postponement thereof, hereby revoking any and all proxies heretofore given and
(ii) authorizes and directs said Proxy holders to vote all of the shares of Common Stock of the Company represented by this Proxy as follows, with the understanding that if no directions are given on the reverse side, said shares of Common Stock will be voted "FOR" the election of the four Directors nominated by the Board of Directors.

         You are encouraged to specify your choices by marking the appropriate boxes, SEE REVERSE SIDE. The Proxies cannot vote the Common Stock unless you sign and return this Card.

ELECTRONIC ACCESS TO FUTURE DOCUMENTS AVAILABLE
-----------------------------------------------

         The Company has the option of providing its Proxy Statements and Annual Reports over the Internet. If you have not done so in prior years, you may give your consent to receive these documents via the Internet and we will advise you when these documents become available. Once you give your consent, it will remain in effect until you notify the Company in writing by mail that you wish to resume mail delivery of the Proxy Statements and Annual Reports. Even if you give your consent, you will have the right to request copies of these documents at any time by mail. You will be responsible for costs associated with Internet usage, such as telephone charges and access fees. To give your consent, if you have not done so in prior years, please check the appropriate box located at the bottom of the reverse side of this card.

ADDRESS CHANGES/COMMENTS:
                          ------------------------------------------------------

--------------------------------------------------------------------------------

                (IF YOU NOTED ANY ADDRESS CHANGES/COMMENTS ABOVE,
               PLEASE MARK CORRESPONDING BOX ON THE REVERSE SIDE.)

       PLEASE DATE, SIGN AND RETURN PROMPTLY IN THE ACCOMPANYING ENVELOPE.

[RPM LOGO]                                                     VOTE BY INTERNET - www.proxyvote.com
                                                                                  -----------------
                                                               Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern
RPM INTERNATIONAL INC.                                         Time the day before the cut-off date or meeting date. Have
C/O NATIONAL CITY BANK                                         your proxy card in hand when you access the web site and
P.O. BOX 92301                                                 follow the instructions to obtain your records and to create
CLEVELAND, OHIO 44193-0900                                     an electronic voting instruction form.

AUTO DATA PROCESSING                                           VOTE BY PHONE - 1-800-690-6903
INVESTOR COMM SERVICES                                         Use any touch-tone telephone to transmit your voting
ATTENTION:                                                     instructions up until 11:59 P.M. Eastern Time the day before
TEST PRINT                                                     the cut-off date or meeting date. Have your proxy card in hand
51 MERCEDES WAY                                                when you call and then follow the instructions.
EDGEWOOD, NY
11717                                                          VOTE BY MAIL
                                                               Mark, sign, and date your proxy card and return it in the
                                                               postage-paid envelope we have provided or return it to RPM
[BAR CODE HERE]                                                International Inc., c/o ADP, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: [X]          RPMINB                   KEEP THIS PORTION FOR YOUR RECORDS
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 DETACH AND RETURN THIS PORTION ONLY

                                        THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

RPM INTERNATIONAL INC.

    THE RPM BOARD OF DIRECTORS RECOMMENDS THAT
    YOU VOTE FOR THE FOLLOWING.

    VOTE ON DIRECTORS                         FOR     WITHHOLD      FOR ALL     To withhold authority to vote, mark "For All Except"
                                              ALL       ALL         EXCEPT      and write the nominee's number on the line below.
    1.  ELECTION OF DIRECTORS
        (01) Dr. Max D. Amstutz               [ ]       [ ]         [ ]         ____________________________________________________
        (02) Charles A. Ratner
        (03) William B, Summers, Jr
        (04) Dr. Jerry Sue Thornton

In their discretion, to act on any other matter or matters which may properly come before the meeting.



Note: Please sign exactly as name appears hereon. Joint owners should each sign.
When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such.



                                                          YES        NO

Please indicate if you plan to attend Annual Meeting      [ ]        [ ]



-------------------------------------        ----------       ---------------------------          ----------
Signature [PLEASE SIGN WITHIN BOX]           Date             Signature (Joint Owners)             Date

                      DIRECTIONS TO THE HOLIDAY INN SELECT
                                  STRONGSVILLE
                      15471 Royalton Road, Strongsville, OH
                              Phone: (440) 238-8800

           FROM CLEVELAND AND POINTS NORTH (INCLUDING HOPKINS AIRPORT)
                 I-71 South to the North Royalton exit (#231A).
            Cross over bridge and the hotel is on the right hand side

                      FROM THE OHIO TURNPIKE EAST AND WEST
                  Ohio Turnpike (I-80) to I-71 South (exit 10).
                    Exit at the North Royalton exit (#231A).
           Cross over bridge and the hotel is on the right hand side.

                                  FROM THE EAST
       I-480 West to I-71 South. Exit at the North Royalton exit (#231A).
           Cross over bridge and the hotel is on the right hand side.

                                 FROM THE SOUTH
                   I-71 North to the Strongsville exit (#231).
         Turn right at end of ramp and hotel is on the right hand side.

                                                              [STRONGSVILLE MAP]

--------------------------------------------------------------------------------

                             RPM INTERNATIONAL INC.

                              401(k) TRUST AND PLAN

 TO: WACHOVIA BANK, N.A.

         The undersigned hereby directs Wachovia Bank, N.A., RPM International Inc. 401(k) Trust and Plan Trustee, to vote shares of Common Stock held for the undersigned's 401(k) Plan account at the Annual Meeting of the Stockholders of the Company to be held at the Holiday Inn Select, located at Interstate 71 and Route 82 East, Strongsville, Ohio, on Friday, October 7,2005 at 2:00 P.M. Eastern Time, and at any adjournment or postponement thereof, WITH THE UNDERSTANDING THAT IF A SIGNED DIRECTION CARD IS RETURNED WITH NO DIRECTIONS GIVEN ON THE REVERSE SIDE, SAID SHARES OF COMMON STOCK WILL BE VOTED "FOR" THE ELECTION OF THE FOUR DIRECTORS NOMINATED BY THE BOARD OF DIRECTORS AND IN ACCORDANCE WITH THE TRUSTEE'S DISCRETION ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.


  YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICES BY MARKING THE APPROPRIATE BOXES,
                                SEE REVERSE SIDE.

       PLEASE DATE, SIGN AND RETURN PROMPTLY IN THE ACCOMPANYING ENVELOPE.

[RPM LOGO]                                                     VOTE BY INTERNET - www.proxyvote.com
                                                                                  -----------------
                                                               Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern
RPM INTERNATIONAL INC.                                         Time the day before the cut-off date or meeting date. Have
C/O NATIONAL CITY BANK                                         your proxy card in hand when you access the web site and
P.O. BOX 92301                                                 follow the Instructions to obtain your records and to create
CLEVELAND, OHIO 44193-0900                                     an electronic voting instruction form.

AUTO DATA PROCESSING                                           VOTE BY PHONE - 1-800-690-6903
INVESTOR COMM SERVICES                                         Use any touch-tone telephone to transmit your voting
ATTENTION:                                                     Instructions up until 11:59 P.M. Eastern Time the day before
TEST PRINT                                                     the cut-off date or meeting date. Have your proxy card in hand
51 MERCEDES WAY                                                when you call and then follow the instructions.
EDGEWOOD, NY
11717                                                          VOTE BY MAIL
                                                               Mark, sign, and date your proxy card and return it in the
                                                               postage-paid envelope we have provided or return it to RPM
[BAR CODE HERE]                                                International Inc., c/o ADP, 51 Mercedes Way, Edgewood, NY 11717.


TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: [X]          RPMINC                   KEEP THIS PORTION FOR YOUR RECORDS
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 DETACH AND RETURN THIS PORTION ONLY

                                        THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

RPM INTERNATIONAL INC.

    THE RPM BOARD OF DIRECTORS RECOMMENDS THAT
    YOU VOTE FOR THE FOLLOWING.

    VOTE ON DIRECTORS                         FOR     WITHHOLD    FOR ALL       To withhold authority to vote, mark "For All Except"
                                              ALL       ALL       EXCEPT        and write the nominee's number on the line below.
    1.   ELECTION OF DIRECTORS
         (01) Dr. Max D. Amstutz              [ ]       [ ]         [ ]         ____________________________________________________
         (02) Charles A. Ratner
         (03) William B. Summers, Jr.
         (04) Dr. Jerry Sue Thornton

In their discretion, to act on any other matter or matters which may properly come before the meeting.



Note: Please sign exactly as name appears hereon. Joint owners should each sign.
When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such.


                                                          YES        NO

Please indicate if you plan to attend Annual Meeting      [ ]        [ ]



-------------------------------------        ----------       ---------------------------          ----------
Signature [PLEASE SIGN WITHIN BOX]           Date             Signature (Joint Owners)             Date

                      DIRECTIONS TO THE HOLIDAY INN SELECT
                                  STRONGSVILLE
                      15471 Royalton Road, Strongsville, OH
                              Phone: (440) 238-8800

           FROM CLEVELAND AND POINTS NORTH (INCLUDING HOPKINS AIRPORT)
                 I-71 South to the North Royalton exit (#231A).
           Cross over bridge and the hotel is on the right hand side.

                      FROM THE OHIO TURNPIKE EAST AND WEST
                  Ohio Turnpike (I-80) to I-71 South (exit 10).
                    Exit at the North Royalton exit (#231A).
           Cross over bridge and the hotel is on the right hand side.

                                  FROM THE EAST
       I-480 West to I-71 South. Exit at the North Royalton exit (#231A).
           Cross over bridge and the hotel is on the right hand side.

                                 FROM THE SOUTH
                   I-71 North to the Strongsville exit (#231).
         Turn right at end of ramp and hotel is on the right hand side.

                                                              [STRONGSVILLE MAP]

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                             RPM INTERNATIONAL INC.

                           UNION 401(k) TRUST AND PLAN

 TO: WACHOVIA BANK, N.A.

         The undersigned hereby directs Wachovia Bank, N.A., RPM International Inc. Union 401(k) Trust and Plan Trustee, to vote shares of Common Stock held for the undersigned's 401(k) Plan account at the Annual Meeting of the Stockholders of the Company to be held at the Holiday Inn Select, located at Interstate 71 and Route 82 East, Strongsville, Ohio, on Friday, October 7, 2005 at 2:00 P.M. Eastern Time, and at any adjournment or postponement thereof, WITH THE UNDERSTANDING THAT IF A SIGNED DIRECTION CARD IS RETURNED WITH NO DIRECTIONS GIVEN ON THE REVERSE SIDE, SAID SHARES OF COMMON STOCK WILL BE VOTED "FOR" THE ELECTION OF THE FOUR DIRECTORS NOMINATED BY THE BOARD OF DIRECTORS AND IN ACCORDANCE WITH THE TRUSTEE'S DISCRETION ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.


  YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICES BY MARKING THE APPROPRIATE BOXES,
                                SEE REVERSE SIDE.

       PLEASE DATE, SIGN AND RETURN PROMPTLY IN THE ACCOMPANYING ENVELOPE.